UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders.

(a)
Muzinich & Co.

Muzinich Credit Opportunities Fund

Muzinich Flexible U.S. High Yield Income Fund

Muzinich Low Duration Fund

ANNUAL REPORT
December 31, 2023

Muzinich Funds

TABLE OF CONTENTS

A Message to our Shareholders	1

Sector Allocations	6

Historical Performance	9

Schedules of Investments	14

Statements of Assets and Liabilities	41

Statements of Operations	42

Statements of Changes in Net Assets	43

Financial Highlights	46

Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	62

Expense Examples	63

Approval of Investment Advisory Agreement	65

Trustees and Executive Officers	68

Additional Information	71

Privacy Notice	72

 (This Page Intentionally Left Blank.)

Muzinich Funds

Dear Investors:

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”) finished the year with assets of $261,100,983, reduced from $296,812,303 at the start of the year reflecting net outflows and a net investment return of +7.48% for the Supra Institutional units and +7.40% for the Institutional units. The Fund underperformed the broad global corporate credit markets as reflected by the +9.54% return of the ICE BofA Global Corporate and High Yield Index (GI00) hedged to USD, which is the Fund’s primary benchmark. Since inception from January 3, 2013 the Credit Opportunities Fund’s Supra Institutional units have gained an annualized net return of +3.64%, outperforming the benchmark which has returned +3.15% annualized.

Performance as of December 31, 2023	1 Year	3 Year	5 Year	Since Inception
Credit Opportunities Fund (Supra Institutional)	7.48%	-0.16%	3.22%	3.64%
ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged)	9.54%	-1.88%	2.85%	3.15%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data currency to the most recent month end may be obtained by calling 855-689-4642. The Fund imposes a 1.00% redemption fee on shares held for 90 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.80%
Net Expense Ratio: 0.60%2

[1]	Expense ratios are from the Fund's most recent prospectus dated April 30, 2023 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2024.

The Muzinich Flexible U.S. High Yield Income Fund (“Flexible U.S. High Income Fund,” formerly the Muzinich U.S. High Yield Credit Fund) ended the year with assets of $47,415,107, increased from $33,061,022, on net inflows and good investment performance. The Fund’s Supra Institutional units returned +9.98% net over this year, underperforming the +11.56% return of the benchmark, the ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index (JVC4)1. Institutional units also had a net return of +9.98%. Since inception on March 31, 2016, the Flexible U.S. High Income Fund has underperformed the benchmark, delivering an annualized net return for the Supra Institutional units of +4.20% vs. the benchmark’s +5.23% return.

Performance as of December 31, 2023	1 Year	3 Year	5 Year	Since Inception
Flexible U.S. High Yield Fund (Supra Institutional)	9.98%	0.50%	4.28%	4.20%
ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)	12.63%	1.76%	5.21%	5.40%
ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index (JVC4)	11.56%	3.43%	4.92%	4.35%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data currency to the most recent month end may be obtained by calling 855-689-4642. The Fund imposes a 1.00% redemption fee on shares held for 90 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 1.37%
Net Expense Ratio: 0.58%2

[1]	Expense ratios are from the Fund's most recent prospectus dated April 30, 2023 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2024.

_______________

[1]
Effective October 1, 2023, the primary benchmark index for the Muzinich Flexible U.S. High Yield Income Fund will change from the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index to the ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index based on the Adviser’s determination that the ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

Muzinich Funds

The Muzinich Low Duration Fund (“Low Duration Fund”) expanded from its year end-starting balance of $843,684,244, to end the reporting period with assets of $982,339,552, reflecting net inflows and positive investment performance well ahead of the benchmark. The Supra Institutional units produced a return of +7.63%, comfortably outperforming the return of +4.66% for the index, ICE BofA 1-3 year U.S. Corporate and Government Index (B1A0), which serves as this Fund’s primary benchmark. Since inception on June 30, 2016, the Supra Institutional class has produced an annualized net return of +3.07% per annum vs. the +1.30% average annualized benchmark return.

Performance as of December 31, 2023	1 Year	3 Year	5 Year	Since Inception
Low Duration Fund – Supra Institutional	7.63%	2.14%	3.36%	3.07%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate
& Government Index (B1A0)	4.66%	0.10%	1.53%	1.30%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data currency to the most recent month end may be obtained by calling 855-689-4642. The Fund imposes a 1.00% redemption fee on shares held for 90 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.61%
Net Expense Ratio: 0.50%2

[1]	Expense ratios are from the Fund's most recent prospectus dated April 30, 2023 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2024.

Market

Global credit delivered strong positive returns in 2023, with much of those returns generated in the last two months of the year. Market movements were largely driven by expectations of an imminent pivot in monetary policy of major Central Banks. Lower than expected inflation over the last few months of the year also fueled market pricing. The soft-landing scenario anticipated by investors—particularly for the US—combined with nice and steady disinflation, boosted market valuations through the end of the reporting period. We do not expect much change to the narrative of lower policy rates in 2024. Consequently, we believe any significant rise in yields or subsequent spread widening presents an opportunity to add some risk in portfolios. Looking ahead, we remain committed to the higher carry opportunity in credit, including high-yielding assets. We are cognizant of high valuations, but with the average price for high yield (HY) assets in the US and Europe still below par, in our view this is the time to put money to work to capture the carry from credit markets.

Performance Factors

Muzinich Credit Opportunities Fund

Over the course of the year, the Fund benefitted from tactical management that demonstrated its ability to navigate pressures from higher interest rates. We maintained a defensive posture given rising rates and volatility related to macro headlines and economic data for much of the reporting period, while adding positions when attractive opportunities have presented themselves.

In this environment, the Fund generated positive returns year-to-date, strongly delivering its targeted “meaningful outperformance of the US 3 Month Treasury Bill.” The Fund underperformed its indicative reference index, the ICE BofA Global Corporate and High Yield (GI00). Over the reporting period, we focused on improving credit quality and liquidity within the high yield sleeve of the portfolio, and duration management against a backdrop of higher interest rates for most of the year. We have continued to maintain diversification within the portfolio, concentrating on more liquid parts of global credit.

The 10-year US Treasury interest rate rose slightly during H1 2023 but exhibited a wide intra-period range. The average duration of the portfolio for the first half of the year was slightly higher than the duration level at the end of 2022, suggesting some detraction from performance due to increased rates. However, during H2 2023, interest rates rose significantly through October before falling significantly in November and December to end 2023 nearly unchanged from the beginning the year. The portfolio’s duration was actively and effectively managed; we maintained lower durations during the most significant rate rises in September and October and higher durations in November and December 2023. We ended the year with the Fund’s duration at close to the highest level for the entire year. The portfolio benefitted from active duration management as our tactical moves were synchronized with the movement in rates during the reporting period.

Muzinich Funds

Furthermore, while our US Treasury exposure seemed poised to be the laggard for the year, the November and December move lower in rates allowed our US Treasury allocation to perform just as well as the US investment grade allocation.

Muzinich Flexible U.S. High Yield Income Fund

In this environment, the Muzinich Flexible U.S. High Yield Income Fund generated strong positive returns but underperformed its benchmark, net of fees. Over the reporting period, credit spreads tightened across the quality spectrum while rates were materially less impactful than in 2022. We remained fully invested to capture the benefits of the higher yield and potential price gains for high yield bonds given positive economic growth. We maintained focus on credits that can perform in a variety of economic scenarios.

Nearly all rating cohorts contributed positively on an absolute basis, led by BB- and B+ rated credits, while on a relative basis, Fund performance benefitted from strong credit selection of CCC+ rated bonds. Strong credit selection of containers and energy bonds bolstered performance, while exposure to select paper sector bonds acted as a drag. Strong credit selection across the core 3-5 years duration segment benefitted relative returns, as did an underweight of 1-3 years duration bonds.

Looking at historical performance of the high yield asset class, we believe high yield is poised to produce a positive return in 2024, albeit not as robust as in 2023. US Treasury volatility is expected to remain elevated until the market is convinced that the Federal Reserve (Fed) is cutting rates consistently and that the economy is not cratering. Given these assumptions, we believe that exposure to high yield is warranted and that investors may meaningfully benefit by deploying capital and buying the dips associated with either rate increases or risk-off periods. In our view, such a strategy allows for participation in the asset class if the economy continues to move forward, while locking in higher yields and potential capital gains around selloffs. This cycle may prove to be elongated given some of the structural changes that have occurred in the market post-COVID and the return of yields back to pre-GFC (Great Financial Crisis) levels due to a “higher-for-longer” Fed.

Muzinich Low Duration Fund

Year to date, the Fund produced strong positive returns and comfortably outperformed its indicative index, the ICE BofA 1-3 year US Corporate and Government Index (B1A0). During the reporting period, we have continued to focus on an issuer’s ability to repay short-dated bonds. This focus has allowed us to look through various macro headwinds, sector concerns, and market headlines. Our approach, coupled with deep fundamental credit research, has allowed us to stake positions in broadly out-of-favor issuers and sectors, subsequently reaping the benefit of higher yields as bonds are repaid.

In 2023, we maintained our confidence in the Fund’s banking exposure (despite March’s banking crisis) and were rewarded later. Active portfolio management decisions also helped drive performance in 2023. Our preference for BBBs over single A rated credit in the investment grade market, along with our preference for more cyclical sectors (e.g., automotives & auto parts and diversified financial services) led to some of the strongest performance in the portfolio. We also maintained a decent exposure in high yield credit. While we significantly reduced our single-B exposure throughout the year—which cost the Fund performance during the year-end market rally—we felt this was a prudent decision as risks remain elevated for highly levered businesses in an environment of higher funding costs.

In addition, active management of our USD and EUR credit exposure also proved beneficial. We started the year overweight EUR credit as we saw a clear premium in terms of spreads and yields after currency hedging costs—despite concerns about a more significant slowdown in the Eurozone region relative to other developed markets. Later in the year, as valuations between the two markets shifted back to fair value, we unwound our EUR bias and moved to a slight overweight in USD credit. This decision was based on the relative difference in rate curves and our belief that the U.S. Treasury curve could rally more than the German Bund curve. We continue to believe that this Fund should appeal to investors wanting limited interest rate and credit risk, while benefiting from active management and credit selection in a global strategy.

Outlook

We believe credit markets in 2024 will benefit from the relatively high carry in bond yields on their way to delivering mid-to-high single digit total returns—maybe more if an added optimistic yield scenario materializes. We see potential dispersion of returns based on credit quality and refinancing risk—an environment of opportunities for an active manager. High yield markets are expected to outperform investment grade markets, and we expect technical factors to be supportive in general, which could leave spreads around their historical averages in a low growth economic scenario. Furthermore, we do not believe there are sectors to avoid vs. sectors to love, as we see potential for both positive and negative idiosyncratic situations developing in various industries, generating alpha opportunities in 2024. As we have been saying, corporate credit balance sheets entered this cycle in good fundamental shape with low leverage and high coverage, and with a relatively benign maturity profile.

Muzinich Funds

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Anthony DeMeo	Stuart Fuller	Joe Galzerano

Tatjana Greil-Castro	Warren Hyland	Ian Horn

Michael McEachern	Sam McGairl	Brian Nold

Bryan Petermann	Torben Ronberg	Thomas Samson

Eric Schure	Kevin Ziets

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedules of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. Each Fund will bear its share of the fees and expenses of investments in underlying funds or exchange-traded funds (ETFs). Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds invest in high yield debt instruments which tend to be less liquid than higher quality debt instruments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Please note that while the Funds’ prospectus states that the Funds may use leverage, and that they may make short sales of securities, which involve the risk that losses may exceed the original amount invested, the Funds’ portfolio managers do not anticipate engaging in either practice. The Funds will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Funds invest but hedging involves costs and there can be no guarantee that the Funds will be perfectly hedged or that the hedging will work as anticipated.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Muzinich Funds

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Index Definitions:

The ICE BofA Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and Eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue and must have a remaining term of at least one year to maturity.

The ICE BofA BB-B US Cash Pay High Yield Constrained Index (JUC4) contains all securities in The BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The ICE BofA 1-5 Year BB-B US Cash Pay High Yield Constrained Index (JVC4) contains all securities in the ICE BofA US Cash Pay High Yield Index that are rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, with a maturity less than five years, but caps issuer exposure at 2%.

The ICE BofA 1-3 Year US Corporate & Government Index (B1A0) is a subset of The BofA Merrill Lynch US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years.

Glossary:

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Spreads are the difference between the interest rate received on a bond and the interest rate that would be received at the same time on a similar-duration U.S. government debt security.

The US Treasury and German Bund yield curves plot the relationship of yield to length of time to maturity for the respective governments’ bonds. When the yield curve rallies, yields decline as bond prices rise.

Muzinich & Co. is a registered investment adviser. The Muzinich Funds are distributed by Quasar Distributors, LLC.

Muzinich Credit Opportunities Fund
(“Credit Opportunities Fund”)

SECTOR ALLOCATIONS at December 31, 2023 (Unaudited)

Sector	% of Net Assets

Energy	11.4%
Diversified Financial Services	7.5%
Banking	7.3%
Homebuilders/Real Estate	5.4%
Telecommunications	5.3%
Healthcare	4.9%
Automotive & Auto Parts	4.8%
Food/Beverage/Tobacco	4.8%
Transportation Excluding Air/Rail	3.5%
Airlines	3.2%
Chemicals	3.0%
Technology	2.8%
Utilities	2.4%
Services	2.4%
Capital Goods	2.1%
Super Retail	1.8%
Containers	1.8%
Cable/Satellite TV	1.5%
Food & Drug Retail	1.2%
Hotels	1.2%
Restaurants	1.1%
Broadcasting	1.0%
Metals/Mining	0.8%
Steel	0.7%
Leisure	0.7%
Paper	0.6%
Building Materials	0.5%
Diversified Media	0.4%
Environmental	0.3%
Publishing/Printing	0.3%
Aerospace/Defense	0.2%
Gaming	0.1%
Cash & Equivalents[1]	15.0%
Total	100.0%

[1]	Represents cash, short-term securities and other assets in excess of liabilities.

Muzinich Flexible U.S. High Yield Income Fund
(“Flexible U.S. High Yield Income Fund”)

SECTOR ALLOCATIONS at December 31, 2023 (Unaudited)

Sector	% of Net Assets

Energy	12.0%
Diversified Financial Services	7.3%
Healthcare	7.3%
Homebuilders/Real Estate	7.2%
Telecommunications	6.3%
Services	5.8%
Cable/Satellite TV	5.0%
Technology	4.7%
Gaming	4.2%
Leisure	3.9%
Super Retail	3.2%
Containers	2.9%
Broadcasting	2.7%
Metals/Mining	2.7%
Utilities	2.7%
Restaurants	2.2%
Aerospace/Defense	2.1%
Chemicals	2.0%
Automotive & Auto Parts	1.9%
Building Materials	1.8%
Airlines	1.7%
Hotels	1.4%
Food/Beverage/Tobacco	1.2%
Capital Goods	1.1%
Diversified Media	1.0%
Transportation Excluding Air/Rail	0.8%
Consumer-Products	0.6%
Food & Drug Retail	0.6%
Insurance	0.6%
Publishing/Printing	0.6%
Environmental	0.4%
Cash & Equivalents[1]	2.1%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

 Muzinich Low Duration Fund
(“Low Duration Fund”)

SECTOR ALLOCATIONS at December 31, 2023 (Unaudited)

Sector	% of Net Assets

Banking	22.5%
Diversified Financial Services	15.3%
Homebuilders/Real Estate	8.9%
Automotive & Auto Parts	8.4%
Healthcare	4.4%
Technology	4.3%
Telecommunications	4.3%
Transportation Excluding Air/Rail	3.2%
Services	2.9%
Food/Beverage/Tobacco	2.8%
Chemicals	2.5%
Capital Goods	2.5%
Hotels	2.0%
Energy	2.0%
Airlines	1.8%
Broadcasting	1.5%
Super Retail	1.4%
Utilities	1.1%
Containers	1.0%
Cable/Satellite TV	0.9%
Agency	0.8%
Metals/Mining	0.8%
Gaming	0.8%
Consumer-Products	0.7%
Building Materials	0.6%
Railroads	0.5%
Supranational	0.5%
Paper	0.5%
Steel	0.5%
Leisure	0.4%
Insurance	0.4%
Diversified Media	0.3%
Publishing/Printing	0.3%
Food & Drug Retail	0.2%
Cash & Equivalents[1]	-1.0%
Total	100.0%

[1]	Represents cash, short-term securities and other assets in excess of liabilities.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual					Since Inception	Ending Value
Returns for the Year Ended December 31, 2023	1 Year	3 Year	5 Year	10 Year	(1/3/2013)	(12/31/2023)
Credit Opportunities Fund (Supra Institutional)	7.48%	-0.16%	3.22%	3.19%	3.64%	$7,406,434
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	9.54%	-1.88%	2.85%	3.30%	3.15%	$6,766,787

This chart illustrates the performance of a hypothetical $5,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2023	1 Year	3 Year	5 Year	(10/15/2014)	(12/31/2023)
Credit Opportunities Fund (Institutional)	7.40%	-0.20%	3.15%	3.07%	$1,321,466
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	9.54%	-1.88%	2.85%	3.15%	$1,248,262

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Flexible U.S. High Yield Income Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)
and ICE BofA 1-5 Year BB-B U.S. Cash Pay High Yield Constrained Index (JVC4)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2023	1 Year	3 Year	5 Year	(3/31/2016)	(12/31/2023)
Flexible U.S. High Yield Fund (Supra Institutional)	9.98%	0.50%	4.28%	4.20%	$6,877,372
ICE BofA BB-B U.S. Cash
Pay High Yield Constrained Index (JUC4)	12.63%	1.76%	5.21%	5.40%	$7,514,746
ICE BofA 1-5 Year BB-B U.S. Cash Pay High Yield Constrained Index (JVC4)	11.56%	3.43%	4.92%	5.23%	$7,425,004

This chart illustrates the performance of a hypothetical $5,000,000 investment made on March 31, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Flexible U.S. High Yield Income Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)
and ICE BofA 1-5 Year BB-B U.S. Cash Pay High Yield Constrained Index (JVC4)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2023	1 Year	3 Year	5 Year	(3/27/2017)	(12/31/2023)
Flexible U.S. High Yield Fund (Institutional)	9.98%	0.46%	4.24%	3.52%	$1,263,711
ICE BofA BB-B U.S. Cash
Pay High Yield Constrained Index (JUC4)	12.63%	1.76%	5.21%	4.35%	$1,333,923
ICE BofA 1-5 Year BB-B U.S. Cash Pay High Yield Constrained Index (JVC4)	11.56%	3.43%	4.92%	4.35%	$1,334,110

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 27, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Low Duration Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML
1-3 Year U.S. Corporate & Government Index (B1A0)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2023	1 Year	3 Year	5 Year	(6/30/2016)	(12/31/2023)
Low Duration Fund (Supra Institutional)	7.63%	2.14%	3.36%	3.07%	$6,272,569
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate
& Government Index (B1A0)	4.66%	0.10%	1.53%	1.30%	$5,509,222

This chart illustrates the performance of a hypothetical $5,000,000 investment made on June 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023

Principal
Amount†		Value
CORPORATE BONDS: 76.7%

Aerospace/Defense: 0.2%
	Rolls-Royce PLC
$525,000	1.625%, 05/09/2028	$536,191

Airlines: 2.8%
	American Airlines Inc/
	AAdvantage Loyalty IP Ltd
458,333	5.500%, 04/20/2026 [1]	455,372
425,000	5.750%, 04/20/2029 [1]	414,633
	Delta Air Lines Inc
1,250,000	7.375%, 01/15/2026	1,293,021
	easyJet FinCo BV
900,000	1.875%, 03/03/2028	929,997
	Emirates Airline
322,818	4.500%, 02/06/2025	319,772
	Korean Air Lines Co Ltd
620,000	4.750%, 09/23/2025	614,916
	Mileage Plus Holdings LLC / Mileage
	Plus Intellectual Property Assets Ltd
630,000	6.500%, 06/20/2027	632,278
	Singapore Airlines Ltd
1,836,000	3.000%, 07/20/2026	1,750,508
	Wizz Air Finance Co BV
550,000	1.350%, 01/19/2024	606,508
650,000	1.000%, 01/19/2026	661,611
		7,678,616
Automotive & Auto Parts: 4.0%
	Autoliv Inc
500,000	4.250%, 03/15/2028	566,937
	Ford Motor Credit Co LLC
1,500,000	7.122%, 11/07/2033	1,619,733
	General Motors Financial Co Inc
1,325,000	6.100%, 01/07/2034	1,365,392
	Hyundai Capital America
1,698,000	1.650%, 09/17/2026 [1]	1,544,628
	IHO Verwaltungs GmbH
400,000	3.750%, 4.50, 09/15/2026	436,618
	Kia Corp
470,000	3.250%, 04/21/2026	450,746
	Magna International Inc
500,000	4.375%, 03/17/2032	589,775
	Nissan Motor Acceptance Co LLC
400,000	7.050%, 09/15/2028	422,355
	Nissan Motor Co Ltd
850,000	4.810%, 09/17/2030 [1]	796,469
	Stellantis NV
975,000	4.250%, 06/16/2031	1,118,632
500,000	2.750%, 04/01/2032	517,399
	Volkswagen International Finance NV
200,000	4.625% (10 Year Swap Rate
	EUR + 3.982%), [2]	214,475
200,000	7.500% (5 Year Swap Rate
	EUR + 4.292%), [2]	240,609
	ZF North America Capital Inc
650,000	4.750%, 04/29/2025	643,001
		10,526,769
Banking: 5.2%
	AIB Group PLC
900,000	3.625% (1 Year EUR Swap
	Rate + 2.000%), 07/04/2026 [2]	994,224
	Banco Santander SA
800,000	9.625% (5 Year CMT
	Rate + 5.298%), 02/21/2172 [2]	876,000
	Bancolombia SA
500,000	6.909% (5 Year CMT
	Rate + 2.929%), 10/18/2027 [2]	500,383
	Bank of America Corp
1,275,000	1.898% (US Secured Overnight
	Financing Rate + 1.530%), 07/23/2031 [2]	1,045,460
	Bank of Ireland Group PLC
800,000	1.875% (EURIBOR ICE Swap
	Rate + 1.100%), 06/05/2026 [2]	859,368
	Barclays PLC
1,000,000	2.852% (US Secured Overnight
	Financing Rate + 2.714%), 05/07/2026 [2]	964,985
800,000	9.625% (USISSO05 + 5.775%),
	03/15/2172 [2]	836,320
	BPCE SA
700,000	1.652% (US Secured Overnight
	Financing Rate + 1.520%), 10/06/2026 [1,2]	652,074
	Deutsche Bank AG
900,000	7.079% (US Secured Overnight
	Financing Rate + 3.650%), 02/10/2034 [2]	927,353
	First Abu Dhabi Bank PJSC
750,000	6.320% (5 Year CMT Rate + 1.700%),
	04/04/2034 [2]	773,644
	HSBC Holdings PLC
250,000	3.000%, 06/30/2025	273,406
800,000	6.905% (US Secured Overnight
	Financing Rate + 1.570%), 08/14/2027 [2]	804,289
	NatWest Group PLC
900,000	1.750% (3 Month EURIBOR + 1.080%),
	03/02/2026 [2]	967,748
	Permanent TSB Group Holdings PLC
800,000	6.625% (EURIBOR ICE Swap
	Rate + 3.500%), 04/25/2028 [2]	933,064
	Societe Generale SA
800,000	10.000% (5 Year CMT Rate + 5.448%),
	05/14/2172 [1,2]	856,923
	Standard Chartered PLC
800,000	7.202% (US Secured Overnight
	Financing Rate + 1.930%), 07/06/2027 [2]	803,977
	United Overseas Bank Ltd
900,000	3.863% (5 Year CMT Rate + 1.450%),
	10/07/2032 [2]	861,715
		13,930,933

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 76.7% (Continued)

Broadcasting: 1.0%
	Sirius XM Radio Inc
$700,000	3.125%, 09/01/2026 [1]	$658,568
	TEGNA Inc
1,125,000	4.750%, 03/15/2026	1,095,808
	Universal Music Group NV
575,000	4.000%, 06/13/2031	664,670
		2,419,046
Building Materials: 0.5%
	Builders FirstSource Inc
500,000	4.250%, 02/01/2032 [1]	451,714
	Standard Industries Inc
900,000	5.000%, 02/15/2027 [1]	878,037
		1,329,751
Cable/Satellite TV: 1.3%
	CCO Holdings LLC /
	CCO Holdings Capital Corp
2,075,000	5.500%, 05/01/2026	2,062,606
700,000	5.125%, 05/01/2027 [1]	675,951
	Grupo Televisa SAB
400,000	6.625%, 01/15/2040	420,384
	Telenet Finance Luxembourg
	Notes SARL
100,000	3.500%, 03/01/2028	105,589
	UPCB Finance VII Ltd
225,000	3.625%, 06/15/2029	238,089
		3,502,619
Capital Goods: 2.1%
	AGCO International Holdings BV
275,000	0.800%, 10/06/2028	266,547
	Carrier Global Corp
225,000	5.900%, 03/15/2034 [1]	244,029
	Ingersoll Rand Inc
1,625,000	5.700%, 08/14/2033	1,721,078
	Parker-Hannifin Corp
950,000	3.250%, 03/01/2027	912,495
	Regal Rexnord Corp
1,350,000	6.050%, 04/15/2028 [1]	1,368,790
	Traton Finance Luxembourg SA
400,000	4.125%, 11/22/2025	445,262
	Vestas Wind Systems AS
450,000	4.125%, 06/15/2031	513,342
		5,471,543
Chemicals: 2.8%
	Alpek SAB de CV
868,000	4.250%, 09/18/2029	801,367
	Celanese US Holdings LLC
900,000	6.050%, 03/15/2025	906,243
1,025,000	6.550%, 11/15/2030	1,086,304
1,025,000	6.700%, 11/15/2033	1,116,553
	IMCD NV
325,000	4.875%, 09/18/2028	376,363
	Orbia Advance Corp SAB de CV
1,400,000	4.000%, 10/04/2027	1,330,270
	Sherwin-Williams Co
2,100,000	2.950%, 08/15/2029	1,936,174
		7,553,274
Containers: 1.8%
	Ball Corp
1,125,000	6.000%, 06/15/2029	1,150,262
	DS Smith PLC
525,000	0.875%, 09/12/2026	541,603
	Graphic Packaging International LLC
1,525,000	0.821%, 04/15/2024 [1]	1,504,754
	Sealed Air Corp/Sealed Air Corp US
225,000	6.125%, 02/01/2028 [1]	227,000
	SIG Combibloc PurchaseCo SARL
775,000	2.125%, 06/18/2025	840,137
	Verallia SA
600,000	1.875%, 11/10/2031	583,711
		4,847,467
Diversified Financial Services: 6.9%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
900,000	6.150%, 09/30/2030	950,098
	AXA Logistics Europe Master SCA
500,000	0.375%, 11/15/2026	502,383
	CA Auto Bank SPA
850,000	4.375%, 06/08/2026	953,968
725,000	6.000%, 12/06/2026	943,016
	DAE Funding LLC
1,400,000	3.375%, 03/20/2028	1,292,222
	Fidelity National Info Service
800,000	2.000%, 05/21/2030	821,127
	Goldman Sachs Group Inc
1,900,000	4.223% (CME Term SOFR 3 Month
	+ 1.563%), 05/01/2029 [2]	1,841,148
	Grupo de Inversiones Suramericana SA
1,500,000	5.500%, 04/29/2026	1,473,801
	GTCR W-2 Merger Sub LLC
400,000	7.500%, 01/15/2031 [1]	422,949
	ICD Funding Ltd
1,900,000	3.223%, 04/28/2026	1,792,732
	Macquarie Airfinance Holdings Ltd
725,000	8.375%, 05/01/2028	759,923
	MDGH GMTN RSC Ltd
880,000	2.875%, 11/07/2029	804,104
790,000	3.700%, 11/07/2049	635,330
	Morgan Stanley
450,000	5.250% (US Secured Overnight
	Financing Rate + 1.870%), 04/21/2034 [2]	451,259

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 76.7% (Continued)

Diversified Financial Services: 6.9% (Continued)
	Nasdaq Inc
$1,125,000	5.550%, 02/15/2034	$1,171,786
1,500,000	6.100%, 06/28/2063	1,630,796
	UBS Group AG
1,500,000	9.250% (5 Year CMT Rate + 4.758%),
	05/13/2172 [1,2]	1,666,152
		18,112,794
Diversified Media: 0.4%
	Match Group Holdings II LLC
1,025,000	5.625%, 02/15/2029 [1]	996,397

Energy: 10.4%
	Cheniere Corpus Christi Holdings LLC
1,800,000	5.125%, 06/30/2027	1,811,255
	Cheniere Energy Partners LP
1,000,000	4.500%, 10/01/2029	955,739
1,875,000	5.950%, 06/30/2033 [1]	1,925,925
	Chesapeake Energy Corp
600,000	5.500%, 02/01/2026 [1]	595,549
	Crescent Energy Finance LLC
200,000	7.250%, 05/01/2026 [1]	201,356
	Ecopetrol SA
670,000	8.875%, 01/13/2033	728,849
	EQT Corp
609,000	6.125%, 02/01/2025	612,091
	Galaxy Pipeline Assets Bidco Ltd
1,400,000	2.625%, 03/31/2036	1,160,430
	Kinder Morgan Inc
1,600,000	4.300%, 03/01/2028	1,580,680
1,300,000	5.200%, 06/01/2033	1,295,304
	Leviathan Bond Ltd
775,000	6.125%, 06/30/2025 [1]	753,378
	Lion/Polaris Lux 4 SA
959,000	3.250%, 09/30/2040	754,067
	Oleoducto Central SA
924,000	4.000%, 07/14/2027	859,426
	ONEOK Inc
700,000	6.050%, 09/01/2033	742,183
1,075,000	6.625%, 09/01/2053	1,208,945
	Plains All American Pipeline LP /
	PAA Finance Corp
1,950,000	3.550%, 12/15/2029	1,798,869
	Qatar Energy
500,000	3.300%, 07/12/2051	366,315
	QatarEnergy
900,000	2.250%, 07/12/2031	767,303
	Repsol International Finance BV
875,000	2.500% (5 Year Swap Rate
	EUR + 2.769%), [2]	906,037
200,000	3.750% (5 Year Swap Rate
	EUR + 4.000%), 06/11/2171 [2]	216,650
	Rockies Express Pipeline LLC
2,425,000	3.600%, 05/15/2025 [1]	2,348,903
	Targa Resources Corp
700,000	6.500%, 03/30/2034	758,134
	TotalEnergies SE
1,475,000	2.625% (5 Year Swap Rate
	EUR + 2.148%), 02/26/2171 [2]	1,593,721
	Venture Global LNG Inc
1,400,000	8.125%, 06/01/2028	1,415,070
	Williams Cos Inc
775,000	5.300%, 08/15/2028	794,393
	Wintershall Dea Finance 2 BV
1,500,000	2.499% (5 Year Swap Rate
	EUR + 2.924%), 07/20/2170 [2]	1,507,717
		27,658,289
Environmental: 0.3%
	GFL Environmental Inc
800,000	3.750%, 08/01/2025	781,683

Food & Drug Retail: 1.2%
	Albertsons Cos Inc / Safeway Inc /
	New Albertsons LP / Albertsons LLC
1,825,000	7.500%, 03/15/2026	1,859,635
750,000	6.500%, 02/15/2028	758,188
	Roadster Finance DAC
525,000	1.625%, 12/09/2024	563,254
		3,181,077
Food/Beverage/Tobacco: 4.8%
	Bacardi Ltd / Bacardi-Martini BV
750,000	5.250%, 01/15/2029 [1]	750,403
1,125,000	5.400%, 06/15/2033 [1]	1,135,046
	Bimbo Bakeries USA Inc
1,500,000	6.400%, 01/15/2034	1,665,930
	Constellation Brands Inc
1,550,000	4.900%, 05/01/2033	1,563,179
	Indofood BCP Sukses
1,510,000	3.398%, 06/09/2031	1,308,366
	Keurig Dr Pepper Inc
2,100,000	3.950%, 04/15/2029	2,050,887
	Kraft Heinz Foods Co
625,000	4.875%, 10/01/2049	594,416
	McCormick & Co Inc
1,425,000	4.950%, 04/15/2033	1,434,172
	Minerva Luxembourg SA
543,000	8.875%, 09/13/2033	575,061
	Sigma Alimentos SA de CV
1,048,000	4.125%, 05/02/2026	1,022,120
	Sysco Corp
925,000	3.150%, 12/14/2051	666,399
		12,765,979

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 76.7% (Continued)

Healthcare: 4.9%
	Amgen Inc
$500,000	5.750%, 03/02/2063	$527,732
	Bayer AG
400,000	4.500% (5 Year Swap Rate
	EUR + 3.751%), 03/25/2082 [2]	421,227
800,000	6.625% (5 Year Swap Rate
	EUR + 3.432%), 09/25/2083 [2]	902,261
	Centene Corp
375,000	4.625%, 12/15/2029	360,016
	Cheplapharm Arzneimittel GmbH
800,000	4.375%, 01/15/2028	863,371
	GN Store Nord AS
500,000	0.875%, 11/25/2024	529,089
	HCA Inc
2,000,000	5.375%, 02/01/2025	1,998,322
1,950,000	3.625%, 03/15/2032	1,746,690
1,050,000	5.500%, 06/01/2033	1,068,655
1,525,000	5.250%, 06/15/2049	1,424,811
	IQVIA Inc
300,000	6.500%, 05/15/2030 [1]	308,727
	Service Corp International
600,000	3.375%, 08/15/2030	523,507
600,000	4.000%, 05/15/2031	537,930
	Tenet Healthcare Corp
550,000	4.875%, 01/01/2026	544,309
	UnitedHealth Group Inc
991,000	5.050%, 04/15/2053	1,006,275
	Werfen SA
300,000	0.500%, 10/28/2026	304,499
		13,067,421
Homebuilders/Real Estate: 4.8%
	Aldar Investment Properties Sukuk Ltd
200,000	4.875%, 05/24/2033	195,243
	American Tower Corp
1,025,000	5.250%, 07/15/2028	1,042,990
	Aroundtown SA
700,000	0.625%, 07/09/2025	717,756
300,000	0.375%, 04/15/2027	267,249
	Balder Finland Oyj
975,000	1.000%, 01/18/2027	913,375
	Blackstone Property Partners
	Europe Holdings SARL
625,000	2.000%, 02/15/2024	687,735
900,000	1.000%, 10/20/2026	891,764
	Castellum Helsinki Finance Holding Abp
800,000	2.000%, 03/24/2025	853,242
	CTP NV
225,000	2.125%, 10/01/2025	239,007
1,025,000	0.625%, 09/27/2026	1,018,842
	Fastighets AB Balder
400,000	1.875%, 03/14/2025	422,343
	Heimstaden Bostad Treasury BV
400,000	0.250%, 10/13/2024	416,661
800,000	1.000%, 04/13/2028	636,263
	Logicor Financing SARL
1,000,000	0.750%, 07/15/2024	1,078,475
200,000	1.500%, 07/13/2026	207,109
	MasTec Inc
925,000	4.500%, 08/15/2028 [1]	870,521
	Tritax EuroBox PLC
975,000	0.950%, 06/02/2026	980,325
	VIA Outlets BV
1,375,000	1.750%, 11/15/2028	1,352,263
		12,791,163
Hotels: 0.9%
	Hilton Domestic Operating Co Inc
900,000	5.375%, 05/01/2025 [1]	899,798
	IHG Finance LLC
400,000	4.375%, 11/28/2029	458,215
	Whitbread Group PLC
700,000	3.375%, 10/16/2025	864,008
		2,222,021
Leisure: 0.7%
	Expedia Group Inc
825,000	5.000%, 02/15/2026	824,810
1,100,000	4.625%, 08/01/2027	1,096,012
		1,920,822
Metals/Mining: 0.8%
	Corp Nacional del Cobre de Chile
700,000	5.950%, 01/08/2034	711,459
	Gold Fields Orogen Holdings BVI Ltd
1,185,000	6.125%, 05/15/2029	1,218,782
		1,930,241
Paper: 0.6%
	Inversiones CMPC SA
1,515,000	4.375%, 04/04/2027	1,471,592

Publishing/Printing: 0.3%
	Informa PLC
700,000	2.125%, 10/06/2025	751,767

Restaurants: 0.8%
	1011778 BC ULC / New Red Finance Inc
1,200,000	5.750%, 04/15/2025	1,196,780
	Starbucks Corp
1,325,000	3.500%, 11/15/2050	1,033,725
		2,230,505
Services: 2.4%
	Eurofins Scientific SE
700,000	6.750% (3 Month
	EURIBOR + 4.241%), [2]	805,878

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 76.7% (Continued)

Services: 2.4% (Continued)
	ISS Finance BV
$525,000	1.250%, 07/07/2025	$557,918
	ISS Global A/S
850,000	0.875%, 06/18/2026	880,544
	Loxam SAS
275,000	6.375%, 05/31/2029	315,264
	Ritchie Bros Holdings Inc
150,000	7.750%, 03/15/2031 [1]	160,104
	United Rentals North America Inc
775,000	5.250%, 01/15/2030	765,390
	Verisure Holding AB
1,300,000	3.875%, 07/15/2026	1,412,608
	WESCO Distribution Inc
1,525,000	7.125%, 06/15/2025	1,537,458
		6,435,164
Steel: 0.7%
	ABJA Investment Co Pte Ltd
812,000	5.450%, 01/24/2028	810,693
	GUSAP III LP
1,200,000	4.250%, 01/21/2030	1,142,025
		1,952,718
Super Retail: 1.7%
	Lowe’s Cos Inc
1,275,000	3.750%, 04/01/2032	1,195,895
1,500,000	5.150%, 07/01/2033	1,545,034
	REWE International Finance BV
700,000	4.875%, 09/13/2030	820,341
	Tractor Supply Co
1,025,000	5.250%, 05/15/2033	1,051,437
		4,612,707
Technology: 2.0%
	Broadcom Inc
1,525,000	4.150%, 04/15/2032 [1]	1,442,054
750,000	3.469%, 04/15/2034 [1]	653,985
	Cellnex Finance Co SA
400,000	2.250%, 04/12/2026	429,306
	LG Energy Solution Ltd
270,000	5.750%, 09/25/2028	278,499
	Oracle Corp
725,000	3.600%, 04/01/2050	539,986
	SK Hynix Inc
200,000	6.375%, 01/17/2028	206,717
600,000	6.500%, 01/17/2033	635,065
	SK On Co Ltd
1,250,000	5.375%, 05/11/2026	1,258,644
		5,444,256
Telecommunications: 5.0%
	A1 Towers Holding GmbH
700,000	5.250%, 07/13/2028	818,298
	America Movil SAB de CV
340,000	4.375%, 04/22/2049	304,358
	AT&T Inc
1,150,000	3.500%, 09/15/2053	839,295
	Bharti Airtel Ltd
1,100,000	3.250%, 06/03/2031	970,817
	PPF Telecom Group BV
195,000	3.250%, 09/29/2027	209,852
	SES SA
650,000	3.500%, 01/14/2029	707,891
	Sitios Latinoamerica SAB de CV
1,783,000	5.375%, 04/04/2032	1,658,357
	Telefonica Europe BV
1,200,000	3.875% (8 Year EUR Swap
	Rate + 2.967%), 09/22/2170 [2]	1,285,287
	T-Mobile USA Inc
1,125,000	2.250%, 02/15/2026	1,066,742
1,025,000	3.875%, 04/15/2030	973,096
1,800,000	2.550%, 02/15/2031	1,553,056
1,100,000	5.050%, 07/15/2033	1,111,038
	Vodafone Group PLC
700,000	2.625% (5 Year Swap Rate
	EUR + 3.002%), 08/27/2080 [2]	736,323
	Ziggo BV
900,000	2.875%, 01/15/2030	887,560
		13,121,970
Transportation Excluding Air/Rail: 3.3%
	Australia Pacific Airports
	Melbourne Pty Ltd
1,000,000	4.375%, 05/24/2033	1,170,732
	Autostrade per l’Italia SPA
1,000,000	1.750%, 02/01/2027	1,046,542
875,000	5.125%, 06/14/2033	1,013,712
	DP World Ltd
1,395,000	2.375%, 09/25/2026	1,482,063
330,000	6.850%, 07/02/2037	365,102
	FedEx Corp
875,000	5.250%, 05/15/2050	875,774
	Gatwick Funding Ltd
250,000	6.125%, 03/02/2026	326,057
	Heathrow Funding Ltd
325,000	7.125%, 02/14/2024	414,718
	Holding d’Infrastructures
	de Transport SASU
500,000	1.625%, 09/18/2029	497,267
	International Distributions Services PLC
575,000	5.250%, 09/14/2028	659,326
	Q-Park Holding I BV
350,000	2.000%, 03/01/2027	358,178
	Stagecoach Group Ltd
505,000	4.000%, 09/29/2025	623,530
		8,833,001

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 76.7% (Continued)

Utilities: 2.1%
	Acquirente Unico SPA
$850,000	2.800%, 02/20/2026	$921,968
	Calpine Corp
298,000	5.250%, 06/01/2026	294,000
	Enel SPA
850,000	6.375% (5 Year Swap Rate
	EUR + 3.486%), 07/16/2171 [2]	983,713
	Eversource Energy
1,275,000	5.450%, 03/01/2028	1,312,204
	Italgas SPA
600,000	4.125%, 06/08/2032	686,345
	National Central Cooling Co PJSC
1,600,000	2.500%, 10/21/2027	1,432,792
		5,631,022
TOTAL CORPORATE BONDS
(Cost $201,136,844)		203,708,797

U.S. GOVERNMENT NOTES/BONDS: 14.3%
	United States Treasury Note/Bond
17,700,000	3.875%, 08/15/2033	17,716,594
5,500,000	4.500%, 11/15/2033	5,786,601
14,251,800	4.125%, 08/15/2053	14,477,825

TOTAL U.S. GOVERNMENT NOTES/BONDS
(Cost $35,227,740)		37,981,020

FOREIGN GOVERNMENT NOTE/BOND: 4.2%

Airlines: 0.4%
	Air France-KLM
900,000	7.250%, 05/31/2026	1,062,307

Automotive & Auto Parts: 0.8%
	RCI Banque SA
490,000	1.625%, 05/26/2026	518,029
	Schaeffler AG
900,000	2.875%, 03/26/2027	981,084
	Valeo SE
800,000	1.000%, 08/03/2028	775,669
		2,274,782
Banking: 1.2%
	Argenta Spaarbank NV
500,000	1.000% (1 Year EUR Swap
	Rate + 1.550%), 10/13/2026 [2]	521,427
400,000	5.375% (1 Year EUR Swap
	Rate + 2.750%), 11/29/2027 [2]	457,219
	Banco Comercial Portugues SA
400,000	5.625% (3 Month EURIBOR +
	1.900%), 10/02/2026 [2]	454,066
	BPCE SA
600,000	4.000%, 11/29/2032	693,365
	Commerzbank AG
700,000	4.000% (5 Year Swap Rate
	EUR + 4.350%), 12/05/2030 [2]	760,277
	KBC Group NV
300,000	4.375% (3 Month EURIBOR +
	1.700%), 11/23/2027 [2]	339,320
		3,225,674
Diversified Financial Services: 0.3%
	Arval Service Lease SA
700,000	4.750%, 05/22/2027	803,035

Homebuilders/Real Estate: 0.5%
	VGP NV
900,000	1.625%, 01/17/2027	874,488
	Vonovia SE
300,000	5.000%, 11/23/2030	350,705
		1,225,193
Technology: 0.5%
	TDF Infrastructure SASU
700,000	5.625%, 07/21/2028	812,678
	Teleperformance SE
500,000	5.250%, 11/22/2028	577,954
		1,390,632
Telecommunications: 0.2%
	iliad SA
400,000	5.375%, 02/15/2029	454,163

Utilities: 0.3%
	Elia Transmission Belgium SA
600,000	3.625%, 01/18/2033	685,397

TOTAL FOREIGN GOVERNMENT NOTE/BOND
(Cost $10,552,377)		11,121,183

BANK LOANS: 2.4%

Aerospace/Defense: 0.0%
	TransDigm Inc TL
92,500	8.597% (CME Term SOFR 1
	Month + 3.250%), 02/28/2031 [2,3]	93,025

Cable/Satellite TV: 0.2%
	Charter Communications
	Operating LLC TL
274,284	7.074% (CME Term SOFR 1
	Month + 1.750%), 02/01/2027 [2,3]	274,628
	Directv Financing LLC TL
243,140	10.650% (CME Term SOFR 1
	Month + 5.000%), 08/02/2027 [2,3]	243,582
		518,210

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
BANK LOANS: 2.4% (Continued)

Chemicals: 0.2%
	Axalta Coating Systems US
	Holdings Inc TL
$491,840	7.890% (CME Term SOFR 1
	Month + 2.500%), 12/20/2029 [2,3]	$494,144

Diversified Financial Services: 0.3%
	GTCR W MERGER SUB TL B TL
250,000	3.750% (CME Term SOFR 1
	Month + 3.000%), 09/20/2030 [2,3]	251,406
	Nuvei Technologies Corp TL
270,000	7.939% (CME Term SOFR 1
	Month + 2.500%), 09/29/2025 [2,3]	270,296
	Trans Union TL B6 TL
250,000	7.713% (CME Term SOFR 1
	Month + 2.250%), 12/01/2028 [2,3]	251,141
		772,843
Energy: 0.2%
	Alison US TL B-2 (Alstom)
	(Arvos Midco SARL) TL
6,027	11.131% (CME Term SOFR 3
	Month + 5.500%), 08/29/2024 [2,3]	2,360
	Arvos BidCo SARL TL
6,027	10.325% (CME Term SOFR 3
	Month + 5.500%), 08/29/2024 [2,3]	2,361
	Pilot Travel Centers LLC TL
500,000	7.424% (CME Term SOFR 1
	Month + 2.000%), 08/06/2028 [2,3]	502,135
		506,856
Gaming: 0.1%
	Flutter Financing BV TL
104,296	8.902% (CME Term SOFR 1
	Month + 3.250%), 07/04/2028 [2,3]	104,788
150,000	7.598% (CME Term SOFR 1
	Month + 2.250%), 11/25/2030 [2,3]	150,563
		255,351
Homebuilders/Real Estate: 0.1%
	Starwood Property Mortgage LLC TL
249,370	8.598% (CME Term SOFR 1
	Month + 3.250%), 11/18/2027 [2,3]	249,370

Hotels: 0.3%
	Hilton Grand Vacations Borrower LLC TL
499,298	8.213% (CME Term SOFR 1
	Month + 3.000%), 08/02/2028 [2,3]	500,235
	Hilton Hotels (10/23) TL B4 TL
113,650	7.455%, 11/08/2030 [2,3]	114,188
	TRAVEL + LEISURE TL B (12/23)
100,000	3.250%, 12/14/2029 [2,3]	100,288
		714,711
Restaurants: 0.3%
	1011778 BC ULC TL
375,000	7.598% (CME Term SOFR 1
	Month + 2.250%), 09/23/2030 [2,3]	375,602
	KFC Holding Co TL
498,718	7.196% (CME Term SOFR 1
	Month + 1.750%), 03/15/2028 [2,3]	499,912
		875,514
Super Retail: 0.1%
	Hanesbrands Inc TL
249,372	9.098% (CME Term SOFR 1
	Month + 3.750%), 03/08/2030 [2,3]	249,372

Technology: 0.3%
	Coherent Corp TL
363,719	8.213% (CME Term SOFR 1
	Month + 2.750%), 07/02/2029 [2,3]	365,765
	Constant Contact TL
12	9.561% (CME Term SOFR 1
	Month + 4.000%), 02/10/2028 [2,3]	12
	Open Text TL B (08/23) TARGET TL
488,201	8.198% (CME Term SOFR 1
	Month + 2.750%), 01/31/2030 [2,3]	489,912
		855,689
Telecommunications: 0.1%
	Virgin Media Bristol LLC TL
200,000	8.790% (CME Term SOFR 1
	Month + 3.250%), 03/31/2031 [2,3]	199,625

Transportation Excluding Air/Rail: 0.2%
	XPO Inc TL
250,000	7.348% (CME Term SOFR 1
	Month + 2.000%), 05/24/2028 [2,3]	251,360
	XPO TL B (12/23) TL
250,000	7.360%, 02/01/2031 [2,3]	250,677
		502,037
TOTAL BANK LOANS
(Cost $6,266,644)		6,286,747

CONVERTIBLE BONDS: 0.9%

Banking: 0.9%
	Bank Leumi Le-Israel BM
1,330,000	3.275% (5 Year CMT Rate + 1.631%),
	01/29/2031 [1,2]	1,205,578
	Swedbank AB
900,000	4.625% (1 Year EUR Swap
	Rate + 1.100%), 05/30/2026 [2]	1,004,358
	Virgin Money UK PLC
275,000	4.625% (1 Year EUR Swap
	Rate + 1.750%), 10/29/2028 [2]	303,369
		2,513,305
TOTAL CONVERTIBLE BONDS
(Cost $2,576,027)		2,513,305
The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
FOREIGN GOVERNMENT AGENCY ISSUE: 0.4%

Energy: 0.4%
	Pertamina Persero PT
$700,000	3.650%, 07/30/2029	$661,374
550,000	4.150%, 02/25/2060	434,738

TOTAL FOREIGN GOVERNMENT AGENCY ISSUE
(Cost $1,017,801)		1,096,112

Shares
SHORT-TERM INVESTMENTS: 1.3%

Money Market Funds: 1.3%
3,507,679	First American Treasury Obligations
	Fund – Class X, 5.285% [4]	3,507,679

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,507,679)		3,507,679

TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $260,285,114)		266,214,843
Liabilities in Excess of Other Assets: (0.2)%		(501,119)
TOTAL NET ASSETS: 100.0%		$265,713,724

PIK – Payment In Kind – represents the security may pay interest in additional par
†	In USD unless otherwise indicated.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Trust’s Board of Trustees.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2023. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	Annualized seven-day effective yield as of December 31, 2023.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2023

The Muzinich Credit Opportunities Fund had the following forward foreign currency exchange contracts outstanding with the U.S. Bancorp Investments, Inc..

			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2023	Currency to be Received		December 31, 2023	(Depreciation)
3/18/2024	EUR	65,600,000	$(72,653,974)	USD	(71,113,155)	$(71,113,155)	$(1,540,819)
3/18/2024	EUR	3,600,000	3,987,108	USD	3,921,533	3,921,533	65,575
3/18/2024	GBP	2,500,000	(3,187,881)	USD	(3,149,208)	(3,149,208)	(38,673)
			$(71,854,747)			$(70,340,830)	$(1,513,917)

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023

Principal
Amount		Value
CORPORATE BONDS: 72.4%

Aerospace/Defense: 1.8%
	Bombardier Inc
$250,000	7.875%, 04/15/2027 [1]	$250,292
	Spirit AeroSystems Inc
250,000	9.375%, 11/30/2029 [1]	273,828
	TransDigm Inc
250,000	6.250%, 03/15/2026 [1]	249,806
100,000	7.125%, 12/01/2031 [1]	104,875
		878,801
Airlines: 1.7%
	American Airlines Inc/
	AAdvantage Loyalty IP Ltd
235,833	5.500%, 04/20/2026 [1]	234,310
375,000	5.750%, 04/20/2029 [1]	365,853
	VistaJet Malta Finance PLC /
	Vista Management Holding Inc
125,000	7.875%, 05/01/2027 [1]	107,748
125,000	9.500%, 06/01/2028 [1]	105,944
		813,855
Automotive & Auto Parts: 0.9%
	Benteler International AG
200,000	10.500%, 05/15/2028 [1]	210,845
	Dana Inc
100,000	4.500%, 02/15/2032	87,119
	ZF North America Capital Inc
150,000	7.125%, 04/14/2030 [1]	160,077
		458,041
Broadcasting: 2.3%
	AMC Networks Inc
100,000	4.750%, 08/01/2025	97,436
	Belo Corp
75,000	7.750%, 06/01/2027	76,249
	Gray Escrow II Inc
250,000	5.375%, 11/15/2031 [1]	189,660
	Nexstar Media Inc
100,000	5.625%, 07/15/2027	96,769
150,000	4.750%, 11/01/2028 [1]	138,350
	Sirius XM Radio Inc
150,000	4.000%, 07/15/2028 [1]	138,724
	TEGNA Inc
118,000	4.625%, 03/15/2028	110,368
	Univision Communications Inc
125,000	8.000%, 08/15/2028 [1]	129,068
125,000	4.500%, 05/01/2029 [1]	111,991
		1,088,615
Building Materials: 1.8%
	Camelot Return Merger Sub Inc
250,000	8.750%, 08/01/2028 [1]	254,081
	Cornerstone Building Brands Inc
125,000	6.125%, 01/15/2029 [1]	102,628
	Masonite International Corp
125,000	3.500%, 02/15/2030 [1]	108,503
	New Enterprise Stone & Lime Co Inc
125,000	5.250%, 07/15/2028 [1]	119,402
	Smyrna Ready Mix Concrete LLC
250,000	8.875%, 11/15/2031 [1]	263,103
		847,717
Cable/Satellite TV: 3.2%
	CCO Holdings LLC /
	CCO Holdings Capital Corp
250,000	5.000%, 02/01/2028 [1]	239,479
25,000	5.375%, 06/01/2029 [1]	23,608
300,000	4.750%, 03/01/2030 [1]	274,509
	CSC Holdings LLC
400,000	4.125%, 12/01/2030 [1]	304,768
	Directv Financing LLC /
	Directv Financing Co-Obligor Inc
125,000	5.875%, 08/15/2027	117,630
	DISH DBS Corp
50,000	5.250%, 12/01/2026 [1]	42,931
50,000	5.750%, 12/01/2028 [1]	39,974
	DISH Network Corp
250,000	11.750%, 11/15/2027 [1]	261,939
	Midcontinent Communications /
	Midcontinent Finance Corp
125,000	5.375%, 08/15/2027 [1]	121,949
	Videotron Ltd
125,000	3.625%, 06/15/2029 [1]	113,568
		1,540,355
Capital Goods: 0.6%
	Dornoch Debt Merger Sub Inc
125,000	6.625%, 10/15/2029 [1]	112,852
	GrafTech Global Enterprises Inc
250,000	9.875%, 12/15/2028	193,125
		305,977
Chemicals: 1.1%
	NOVA Chemicals Corp
200,000	5.000%, 05/01/2025 [1]	195,451
	Olympus Water US Holding Corp
200,000	9.750%, 11/15/2028	212,411
	Rain Carbon Inc
125,000	12.250%, 09/01/2029 [1]	122,344
		530,206
Consumer-Products: 0.6%
	Central Garden & Pet Co
50,000	4.125%, 10/15/2030	45,532
75,000	4.125%, 04/30/2031 [1]	66,373
	Coty Inc/HFC Prestige Products Inc/
	HFC Prestige International US LLC
75,000	6.625%, 07/15/2030 [1]	77,197

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 72.4% (Continued)

Consumer-Products: 0.6% (Continued)
	Kronos Acquisition Holdings Inc /
	KIK Custom Products Inc
$100,000	5.000%, 12/31/2026 [1]	$97,592
		286,694
Containers: 2.2%
	Ball Corp
125,000	6.000%, 06/15/2029	127,807
	Canpack SA / Canpack US LLC
200,000	3.875%, 11/15/2029 [1]	171,657
	Graphic Packaging International LLC
125,000	3.750%, 02/01/2030 [1]	112,669
	Mauser Packaging Solutions Holding Co
125,000	7.875%, 08/15/2026 [1]	127,312
125,000	9.250%, 04/15/2027	122,826
	Trivium Packaging Finance BV
200,000	5.500%, 08/15/2026 [1]	196,431
200,000	8.500%, 08/15/2027 [1]	196,392
		1,055,094
Diversified Financial Services: 4.7%
	Bread Financial Holdings Inc
250,000	7.000%, 01/15/2026 [1]	248,707
125,000	9.750%, 03/15/2029 [1]	129,193
	Burford Capital Global Finance LLC
200,000	6.250%, 04/15/2028 [1]	192,196
	Icahn Enterprises LP /
	Icahn Enterprises Finance Corp
125,000	6.375%, 12/15/2025	122,830
125,000	6.250%, 05/15/2026	119,359
125,000	9.750%, 01/15/2029 [1]	127,681
	Macquarie Airfinance Holdings Ltd
150,000	8.375%, 05/01/2028	157,225
	Nationstar Mortgage Holdings Inc
125,000	6.000%, 01/15/2027	124,191
100,000	5.750%, 11/15/2031 [1]	93,393
	Navient Corp
100,000	5.000%, 03/15/2027	96,629
	OneMain Finance Corp
125,000	3.875%, 09/15/2028	110,711
125,000	7.875%, 03/15/2030	128,798
	PennyMac Financial Services Inc
125,000	7.875%, 12/15/2029	128,867
	PRA Group Inc
250,000	8.375%, 02/01/2028 [1]	240,835
	United Wholesale Mortgage LLC
125,000	5.750%, 06/15/2027	122,642
	Williams Scotsman International Inc
125,000	4.625%, 08/15/2028 [1]	118,043
		2,261,300

Diversified Media: 0.5%
	Clear Channel Outdoor Holdings Inc
125,000	5.125%, 08/15/2027 [1]	119,407
	Match Group Holdings II LLC
100,000	5.625%, 02/15/2029 [1]	97,210
		216,617
Energy: 12.0%
	Ascent Resources Utica Holdings
	LLC / ARU Finance Corp
125,000	7.000%, 11/01/2026 [1]	126,065
125,000	5.875%, 06/30/2029 [1]	116,225
	Baytex Energy Corp
250,000	8.500%, 04/30/2030 [1]	258,876
	Blue Racer Midstream LLC /
	Blue Racer Finance Corp
106,000	6.625%, 07/15/2026 [1]	105,459
	CITGO Petroleum Corp
125,000	7.000%, 06/15/2025 [1]	124,872
	Civitas Resources Inc
375,000	8.625%, 11/01/2030 [1]	397,993
	Crescent Energy Finance LLC
125,000	7.250%, 05/01/2026 [1]	125,848
250,000	9.250%, 02/15/2028 [1]	259,584
	CrownRock LP / CrownRock Finance Inc
250,000	5.625%, 10/15/2025 [1]	249,824
	EQM Midstream Partners LP
75,000	7.500%, 06/01/2027	77,197
75,000	6.500%, 07/01/2027 [1]	76,404
75,000	7.500%, 06/01/2030 [1]	80,718
125,000	4.750%, 01/15/2031 [1]	116,497
	Gulfport Energy Corp
125,000	8.000%, 05/17/2026 [1]	126,492
	Harvest Midstream I LP
500,000	7.500%, 09/01/2028 [1]	497,783
	Hilcorp Energy I LP / Hilcorp Finance Co
375,000	6.000%, 02/01/2031 [1]	363,117
	Northern Oil and Gas Inc
200,000	8.125%, 03/01/2028 [1]	202,708
250,000	8.750%, 06/15/2031 [1]	260,414
	Range Resources Corp
250,000	8.250%, 01/15/2029	258,958
	Rockies Express Pipeline LLC
175,000	4.950%, 07/15/2029 [1]	167,400
	Tallgrass Energy Partners LP /
	Tallgrass Energy Finance Corp
125,000	7.500%, 10/01/2025	125,756
125,000	6.000%, 12/31/2030 [1]	116,400
	USA Compression Partners LP /
	USA Compression Finance Corp
150,000	6.875%, 04/01/2026	149,528
	Venture Global Calcasieu Pass LLC
50,000	3.875%, 08/15/2029 [1]	45,458
75,000	6.250%, 01/15/2030	74,688
50,000	4.125%, 08/15/2031 [1]	44,109

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 72.4% (Continued)

Energy: 12.0% (Continued)
	Venture Global LNG Inc
$250,000	8.125%, 06/01/2028	$252,691
250,000	9.500%, 02/01/2029	264,634
250,000	8.375%, 06/01/2031 [1]	250,435
	Vital Energy Inc
125,000	10.125%, 01/15/2028	128,540
250,000	9.750%, 10/15/2030	259,626
		5,704,299
Food & Drug Retail: 0.6%
	Albertsons Cos Inc / Safeway Inc /
	New Albertsons LP / Albertsons LLC
125,000	6.500%, 02/15/2028	126,365
175,000	3.500%, 03/15/2029 [1]	159,183
		285,548
Food/Beverage/Tobacco: 1.0%
	BellRing Brands Inc
125,000	7.000%, 03/15/2030 [1]	129,844
	Post Holdings Inc
125,000	4.625%, 04/15/2030 [1]	115,132
	Simmons Foods Inc/Simmons Prepared
	Foods Inc/Simmons Pet Food Inc/
	Simmons Feed
250,000	4.625%, 03/01/2029 [1]	216,735
		461,711
Gaming: 3.3%
	Boyd Gaming Corp
250,000	4.750%, 06/15/2031 [1]	229,896
	Caesars Entertainment Inc
375,000	6.250%, 07/01/2025 [1]	376,331
125,000	8.125%, 07/01/2027	128,257
125,000	4.625%, 10/15/2029 [1]	112,872
125,000	7.000%, 02/15/2030 [1]	128,210
	Churchill Downs Inc
125,000	5.500%, 04/01/2027	123,781
125,000	4.750%, 01/15/2028 [1]	119,940
	Light & Wonder International Inc
100,000	7.500%, 09/01/2031 [1]	104,354
	Ontario Gaming GTA LP
125,000	8.000%, 08/01/2030 [1]	128,996
	Station Casinos LLC
100,000	4.500%, 02/15/2028 [1]	94,277
		1,546,914
Healthcare: 6.2%
	AdaptHealth LLC
125,000	6.125%, 08/01/2028 [1]	108,021
	AMN Healthcare Inc
250,000	4.625%, 10/01/2027 [1]	236,800
	Catalent Pharma Solutions Inc
75,000	3.125%, 02/15/2029 [1]	65,719
	CHS/Community Health Systems Inc
250,000	5.625%, 03/15/2027 [1]	232,635
125,000	8.000%, 12/15/2027 [1]	120,756
125,000	5.250%, 05/15/2030 [1]	104,997
	DaVita Inc
125,000	4.625%, 06/01/2030 [1]	109,209
125,000	3.750%, 02/15/2031 [1]	102,844
	Fortrea Holdings Inc
100,000	7.500%, 07/01/2030 [1]	102,870
	Legacy LifePoint Health LLC
125,000	4.375%, 02/15/2027	115,683
	Medline Borrower LP
125,000	3.875%, 04/01/2029 [1]	113,151
	ModivCare Inc
100,000	5.875%, 11/15/2025	98,862
	MPH Acquisition Holdings LLC
125,000	5.500%, 09/01/2028 [1]	112,069
	MPT Operating Partnership LP /
	MPT Finance Corp
250,000	4.625%, 08/01/2029	179,993
	Prestige Brands Inc
250,000	3.750%, 04/01/2031 [1]	219,348
	Prime Healthcare Services Inc
250,000	7.250%, 11/01/2025 [1]	244,024
	Select Medical Corp
100,000	6.250%, 08/15/2026	100,593
	Tenet Healthcare Corp
250,000	4.875%, 01/01/2026	247,413
150,000	5.125%, 11/01/2027	146,736
175,000	4.250%, 06/01/2029	163,237
		2,924,960
Homebuilders/Real Estate: 5.9%
	Ashton Woods USA LLC /
	Ashton Woods Finance Co
125,000	6.625%, 01/15/2028 [1]	121,924
	Brookfield Residential Properties Inc /
	Brookfield Residential US LLC
125,000	6.250%, 09/15/2027 [1]	121,273
	Century Communities Inc
125,000	6.750%, 06/01/2027	126,629
	Cushman & Wakefield US Borrower LLC
250,000	8.875%, 09/01/2031 [1]	265,131
	Global Infrastructure Solutions Inc
187,000	5.625%, 06/01/2029 [1]	170,993
	HAT Holdings I LLC /
	HAT Holdings II LLC
125,000	6.000%, 04/15/2025 [1]	124,778
100,000	3.375%, 06/15/2026 [1]	94,049
25,000	8.000%, 06/15/2027 [1]	26,063
125,000	3.750%, 09/15/2030 [1]	105,399
	Iron Mountain Inc
250,000	5.250%, 07/15/2030 [1]	239,195

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 72.4% (Continued)

Homebuilders/Real Estate: 5.9% (Continued)
	Ladder Capital Finance Holdings LLLP /
	Ladder Capital Finance Corp
$125,000	5.250%, 10/01/2025 [1]	$123,423
125,000	4.750%, 06/15/2029 [1]	112,858
	LGI Homes Inc
75,000	8.750%, 12/15/2028 [1]	79,828
	M/I Homes Inc
125,000	3.950%, 02/15/2030	111,375
	MasTec Inc
75,000	6.625%, 08/15/2029 [1]	67,971
	Service Properties Trust
125,000	7.500%, 09/15/2025	126,525
250,000	5.250%, 02/15/2026	243,025
	Starwood Property Trust Inc
50,000	3.750%, 12/31/2024 [1]	49,103
125,000	3.625%, 07/15/2026	118,520
	Uniti Group LP / Uniti Group Finance
	Inc / CSL Capital LLC
250,000	10.500%, 02/15/2028 [1]	253,640
	VICI Properties LP / VICI Note Co Inc
125,000	4.125%, 08/15/2030 [1]	113,994
		2,795,696
Hotels: 0.2%
	Hilton Grand Vacations Borrower
	Escrow LLC / Hilton Grand
	Vacations Borrower Esc
125,000	4.875%, 07/01/2031 [1]	110,767

Insurance: 0.6%
	Acrisure LLC / Acrisure Finance Inc
150,000	4.250%, 02/15/2029 [1]	135,595
	Alliant Holdings Intermediate LLC /
	Alliant Holdings Co-Issuer
125,000	6.750%, 04/15/2028 [1]	127,957
		263,552
Leisure: 3.5%
	Carnival Corp
500,000	5.750%, 03/01/2027 [1]	488,624
	Carnival Holdings Bermuda Ltd
125,000	10.375%, 05/01/2028 [1]	136,094
	Life Time Inc
125,000	5.750%, 01/15/2026 [1]	124,156
	Royal Caribbean Cruises Ltd
200,000	5.500%, 08/31/2026	198,237
375,000	11.625%, 08/15/2027 [1]	408,323
125,000	8.250%, 01/15/2029 [1]	132,921
	Six Flags Entertainment Corp
75,000	7.250%, 05/15/2031 [1]	75,280
	VOC Escrow Ltd
125,000	5.000%, 02/15/2028 [1]	119,979
		1,683,614
Metals/Mining: 2.4%
	ERO Copper Corp
250,000	6.500%, 02/15/2030 [1]	221,035
	Kaiser Aluminum Corp
250,000	4.500%, 06/01/2031 [1]	215,914
	Mineral Resources Ltd
250,000	9.250%, 10/01/2028 [1]	266,255
	Perenti Finance Pty Ltd
400,000	6.500%, 10/07/2025 [1]	393,000
		1,096,204
Publishing/Printing: 0.3%
	Cimpress PLC
150,000	7.000%, 06/15/2026	146,729

Restaurants: 1.9%
	1011778 BC ULC / New Red Finance Inc
125,000	4.375%, 01/15/2028 [1]	119,587
	Brinker International Inc
100,000	8.250%, 07/15/2030 [1]	104,707
	IRB Holding Corp
250,000	7.000%, 06/15/2025	250,195
	Raising Cane’s Restaurants LLC
250,000	9.375%, 05/01/2029 [1]	267,120
	Yum! Brands Inc
125,000	5.375%, 04/01/2032	122,979
		864,588
Services: 3.9%
	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc
250,000	8.000%, 02/15/2031 [1]	249,856
	EquipmentShare.com Inc
125,000	9.000%, 05/15/2028 [1]	129,075
	Garda World Security Corp
100,000	4.625%, 02/15/2027	96,337
75,000	7.750%, 02/15/2028	77,672
	Graham Holdings Co
125,000	5.750%, 06/01/2026	124,164
	Maxim Crane Works
	Holdings Capital LLC
125,000	11.500%, 09/01/2028 [1]	129,686
	Ritchie Bros Holdings Inc
100,000	6.750%, 03/15/2028 [1]	103,082
25,000	7.750%, 03/15/2031 [1]	26,684
	TriNet Group Inc
125,000	3.500%, 03/01/2029 [1]	112,412
125,000	7.125%, 08/15/2031 [1]	128,868
	United Rentals North America Inc
350,000	3.750%, 01/15/2032	311,211
	WESCO Distribution Inc
125,000	7.250%, 06/15/2028 [1]	128,541
	ZipRecruiter Inc
250,000	5.000%, 01/15/2030 [1]	219,049
		1,836,637

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 72.4% (Continued)

Super Retail: 2.0%
	Evergreen Acqco 1 LP / TVI Inc
$375,000	9.750%, 04/26/2028 [1]	$399,669
	Hanesbrands Inc
125,000	9.000%, 02/15/2031 [1]	122,619
	LCM Investments Holdings II LLC
125,000	4.875%, 05/01/2029 [1]	116,251
125,000	8.250%, 08/01/2031 [1]	130,591
	Macy’s Retail Holdings LLC
125,000	5.875%, 04/01/2029 [1]	120,095
	Michaels Cos Inc
125,000	7.875%, 05/01/2029 [1]	78,832
		968,057
Technology: 0.8%
	NCR Corp 5.125%, 04/15/2029 [1]
125,000		118,952
	Open Text Corp 3.875%, 02/15/2028 [1]
125,000		116,295
	Seagate HDD Cayman
75,000	8.250%, 12/15/2029 [1]	80,945
75,000	8.500%, 07/15/2031 [1]	81,460
		397,652
Telecommunications: 4.8%
	Cogent Communications Group Inc 7.000%, 06/15/2027 [1]
125,000		125,742
	Connect Finco SARL /
	Connect US Finco LLC 6.750%, 10/01/2026 [1]
400,000		398,010
	Frontier Communications Holdings LLC 8.750%, 05/15/2030 [1]
250,000		257,377
250,000	8.625%, 03/15/2031 [1]	255,032
	GCI LLC 4.750%, 10/15/2028 [1]
250,000		231,480
	Hughes Satellite Systems Corp 6.625%, 08/01/2026
75,000		59,202
	Iliad Holding SASU 6.500%, 10/15/2026
200,000		199,752
	Intelsat Jackson Holdings SA 6.500%, 03/15/2030 [1]
250,000		238,796
	Level 3 Financing Inc 3.400%, 03/01/2027 [1]
125,000		116,361
150,000	4.250%, 07/01/2028 [1]	74,402
	Qwest Corp
125,000	7.250%, 09/15/2025	122,622
	Zayo Group Holdings Inc
250,000	4.000%, 03/01/2027	200,716
		2,279,492
Utilities: 1.6%
	Calpine Corp
125,000	5.250%, 06/01/2026	123,322
125,000	4.625%, 02/01/2029 [1]	116,085
125,000	5.000%, 02/01/2031 [1]	114,772
75,000	3.750%, 03/01/2031 [1]	65,969
	Clearway Energy Operating LLC
250,000	3.750%, 02/15/2031 [1]	220,319
	Sunnova Energy Corp
125,000	5.875%, 09/01/2026 [1]	106,518
		746,985
TOTAL CORPORATE BONDS
(Cost $34,193,212)		34,396,677

BANK LOANS: 25.5%

Aerospace/Defense: 0.3%
	TransDigm Inc TL
150,000	8.597% (CME Term SOFR 1
	Month + 3.250%), 02/28/2031 [2,3]	150,851

Automotive & Auto Parts: 1.0%
	American Axle & Manufacturing
	TL B (12/22) TL
144,000	8.921% (CME Term SOFR 1
	Month + 3.500%), 12/13/2029 [2,3]	144,720
	First Brands Group LLC TL
348,592	10.881% (CME Term SOFR 6
	Month + 5.000%), 03/30/2027 [2,3]	346,414
		491,134
Broadcasting: 0.4%
	Century DE Buyer LLC TL
170,000	9.577% (CME Term SOFR 1
	Month + 4.000%), 10/30/2030 [2,3]	170,744

Cable/Satellite TV: 1.8%
	Cogeco Communications USA II LP TL
250,000	8.598% (CME Term SOFR 1
	Month + 3.250%), 09/29/2030 [2,3]	246,980
	Directv Financing LLC TL
243,140	10.650% (CME Term SOFR 1
	Month + 5.000%), 08/02/2027 [2,3]	243,582
	Telenet Financing USD LLC TL
200,000	7.437% (CME Term SOFR 1
	Month + 2.000%), 04/28/2028 [2,3]	199,275
	UPC Financing Partnership
	TL (4/21) (NewCo) TL
150,000	8.437% (CME Term SOFR 1
	Month + 2.925%), 01/31/2029 [2,3]	149,734
		839,571
Capital Goods: 0.5%
	Chart Industries Inc TL
136,680	8.670% (CME Term SOFR 1
	Month + 3.250%), 03/18/2030 [2,3]	137,135
	DexKo Global TL (9/21) TL
99,494	9.253% (CME Term SOFR 3
	Month + 3.750%), 10/04/2028 [2,3]	99,121
		236,256

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
BANK LOANS: 25.5% (Continued)

Chemicals: 0.9%
	Bakelite TL (US Holdco / Fusion) TL
$149,242	9.392% (CME Term SOFR 3
	Month + 4.000%), 05/29/2029 [2,3]	$149,150
	Nouryon USA LLC TL
149,624	9.434% (CME Term SOFR 1
	Month + 4.000%), 04/03/2028 [2,3]	150,395
	Pearls (Netherlands) BidCo
	TL (USD) (Caldic) (02/22) TL
148,116	9.119% (CME Term SOFR 1
	Month + 3.750%), 03/01/2029 [2,3]	147,005
		446,550
Containers: 0.7%
	Berry Global Inc TL
199,500	7.222% (CME Term SOFR 1
	Month + 1.750%), 07/01/2029 [2,3]	199,978
	Pactiv Evergreen Group Holdings Inc TL
147,727	8.713% (CME Term SOFR 1
	Month + 3.500%), 09/24/2028 [2,3]	148,306
		348,284
Diversified Financial Services: 2.6%
	Citadel Securities LP TL
74,817	7.963% (CME Term SOFR 1
	Month + 2.500%), 07/29/2030 [2,3]	75,082
	CLUE OPCO TL B TL
150,000	9.856%, 09/20/2030 [2,3]	142,625
	DRW Holdings LLC TL
200,000	9.213% (CME Term SOFR 1
	Month + 3.750%), 03/01/2028 [2,3]	200,000
	GBT Group Services
	(Global Business Travel) TL
250,000	7.654% (CME Term SOFR 1
	Month + 2.500%), 07/21/2025 [2,3]	249,750
	GTCR W MERGER SUB TL B TL
100,000	3.750% (CME Term SOFR 1
	Month + 3.000%), 09/20/2030 [2,3]	100,562
	Jane Street Group LLC TL
198,974	8.213% (CME Term SOFR 1
	Month + 2.750%), 01/26/2028 [2,3]	200,053
	Nuvei Technologies Corp TL
250,000	7.939% (CME Term SOFR 1
	Month + 2.500%), 09/29/2025 [2,3]	250,274
		1,218,346
Diversified Media: 0.5%
	Advantage Sales & Marketing Inc TL
248,881	9.760% (CME Term SOFR 1
	Month + 4.500%), 10/28/2027 [2,3]	247,676

Environmental: 0.4%
	Covanta Holding Corp TL
199,535	8.360% (CME Term SOFR 1
	Month + 3.000%), 11/30/2028 [2,3]	200,034

Food/Beverage/Tobacco: 0.2%
	Chobani LLC TL
91,000	4.250% (CME Term SOFR 1
	Month + 3.750%), 10/25/2027 [2,3]	91,265

Gaming: 0.9%
	Flutter Financing BV TL
200,000	7.598% (CME Term SOFR 1
	Month + 2.250%), 11/25/2030 [2,3]	200,750
	Station Casinos LLC TL
198,954	7.698% (CME Term SOFR 1
	Month + 2.250%), 02/08/2027 [2,3]	199,623
		400,373
Healthcare: 1.1%
	Elanco Animal Health Inc TL
298,892	7.170% (CME Term SOFR 1
	Month + 1.750%), 08/02/2027 [2,3]	297,440
	Grifols Worldwide Operations
	TL B (11/19) TL
199,481	7.424% (CME Term SOFR 3
	Month + 2.000%), 11/15/2027 [2,3]	199,730
		497,170
Homebuilders/Real Estate: 1.3%
	Cushman & Wakefield US
	Borrower LLC TL
250,000	9.348% (CME Term SOFR 1
	Month + 4.000%), 01/31/2030 [2,3]	250,313
	Iron Mountain Inc TL
200,000	7.843% (CME Term SOFR 1
	Month + 2.250%), 01/31/2031 [2,3]	200,313
	Starwood Property Mortgage LLC TL
149,246	8.598% (CME Term SOFR 1
	Month + 3.250%), 11/18/2027 [2,3]	149,246
		599,872
Hotels: 1.2%
	Hilton Grand Vacations Borrower LLC TL
198,982	8.213% (CME Term SOFR 1
	Month + 3.000%), 08/02/2028 [2,3]	199,355
	HILTON HOTELS (10/23) TL B4 TL
150,000	7.455%, 11/08/2030 [2,3]	150,710
	TRAVEL + LEISURE TL B (12/23)
250,000	3.250%, 12/14/2029 [2,3]	250,719
		600,784
Leisure: 0.4%
	Delta 2 Lux SARL TL
200,000	7.598% (CME Term SOFR 1
	Month + 3.000%), 01/15/2030 [2,3]	200,782

Metals/Mining: 0.3%
	Grinding Media B (09/21) TL
150,000	9.684% (CME Term SOFR 3
	Month + 4.000%), 10/12/2028 [2,3]	150,000

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount		Value
BANK LOANS: 25.5% (Continued)

Publishing/Printing: 0.3%
	Cimpress USA Inc TL
$149,616	8.963% (CME Term SOFR 1
	Month + 3.500%), 05/17/2028 [2,3]	$149,803

Restaurants: 0.3%
	1011778 BC ULC TL
150,000	7.598% (CME Term SOFR 1
	Month + 2.250%), 09/23/2030 [2,3]	150,241

Services: 1.9%
	DXP Enterprises Inc/TX TL
99,750	10.291% (CME Term SOFR 1
	Month + 4.750%), 10/07/2030 [2,3]	100,373
	Kingpin Intermediate Holdings LLC TL
199,499	8.848% (CME Term SOFR 1
	Month + 3.500%), 02/08/2028 [2,3]	199,748
	Neptune BidCo US TL B TL
99,500	10.398% (CME Term SOFR 1
	Month + 5.000%), 04/11/2029 [2,3]	91,153
	Peraton Corp TL
248,786	9.198% (CME Term SOFR 1
	Month + 3.750%), 02/01/2028 [2,3]	249,719
	Sitel Worldwide (USD) (7/21) TL
250,000	9.213% (CME Term SOFR 1
	Month + 3.750%), 08/28/2028 [2,3]	240,844
		881,837
Super Retail: 1.2%
	Birkenstock US BidCo Inc TL
84,598	8.877% (CME Term SOFR 1
	Month + 3.750%), 04/28/2028 [2,3]	84,959
	Leslie’s Poolmart Inc TL
250,000	8.213% (CME Term SOFR 1
	Month + 2.750%), 03/09/2028 [2,3]	246,954
	Upbound Group Inc TL
249,328	9.119% (CME Term SOFR 1
	Month + 3.250%), 02/17/2028 [2,3]	249,795
		581,708
Technology: 3.9%
	Adeia Inc TL
190,759	8.966% (CME Term SOFR 1
	Month + 3.500%), 06/08/2028 [2,3]	190,950
	Ahead DB Holdings TL (04/21) TL
97,500	9.240% (CME Term SOFR 3
	Month + 3.750%), 10/16/2027 [2,3]	97,286
	AppLovin Corp TL
250,000	8.548% (CME Term SOFR 1
	Month + 3.000%), 08/19/2030 [2,3]	250,504
	Connectwise B (9/21) TL
200,000	8.963% (CME Term SOFR 1
	Month + 3.500%), 09/30/2028 [2,3]	200,000
	Constant Contact Inc TL
199,599	9.561% (CME Term SOFR 1
	Month + 4.000%), 02/10/2028 [2,3]	195,607
	Dawn Acquisition TL
145,260	9.402% (CME Term SOFR 3
	Month + 3.750%), 12/31/2025 [2,3]	140,540
	DTI Holdco Inc TL
199,495	9.795% (CME Term SOFR 1
	Month + 4.750%), 04/26/2029 [2,3]	197,679
	Indy US Holdco LLC TL
200,000	11.598% (CME Term SOFR 1
	Month + 6.250%), 03/06/2028 [2,3]	196,125
	MeridianLink Inc TL
249,365	5.877% (CME Term SOFR 1
	Month + 3.000%), 11/10/2028 [2,3]	249,895
	Open Text TL B (08/23) TARGET TL
145,362	8.198% (CME Term SOFR 1
	Month + 2.750%), 01/31/2030 [2,3]	145,871
		1,864,457
Telecommunications: 1.5%
	Altice France (Numericable) TL B14 TL
99,500	10.894% (CME Term SOFR 1
	Month + 5.500%), 08/31/2028 [2,3]	89,674
	Crown Subsea TL (4/21) (SubCom) TL
100,547	10.457% (CME Term SOFR 1
	Month + 4.750%), 04/27/2027 [2,3]	101,302
	Iridium Satellite LLC TL
200,000	7.848% (CME Term SOFR 1
	Month + 2.500%), 09/20/2030 [2,3]	200,806
	Voyage TL B (Vocus Group) (USD) TL
149,237	9.088% (CME Term SOFR 3
	Month + 3.500%), 07/20/2028 [2,3]	149,610
	Ziggo Financing Partnership TL
150,000	7.937% (CME Term SOFR 1
	Month + 2.500%), 04/30/2028 [2,3]	149,839
		691,231
Transportation Excluding Air/Rail: 0.8%
	First Student Bidco TL B TL
239,194	9.490% (CME Term SOFR 3
	Month + 4.000%), 07/21/2028 [2,3]	239,044
	XPO TL B (12/23) TL
150,000	7.360%, 02/01/2031 [2,3]	150,406
		389,450
Utilities: 1.1%
	Calpine Construction Finance Co LP TL
149,625	7.598% (CME Term SOFR 1
	Month + 2.250%), 07/20/2030 [2,3]	149,831
	Constellation Renewables LLC TL
150,000	8.184% (CME Term SOFR 3
	Month + 2.500%), 12/15/2027 [2,3]	150,163
	Edgewater Generation LLC TL
245,849	9.213% (CME Term SOFR 1
	Month + 3.750%), 12/15/2025 [2,3]	241,925
		541,919
TOTAL BANK LOANS
(Cost $12,036,324)		12,140,337

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Shares	Value
SHORT-TERM INVESTMENTS: 6.6%

Money Market Funds: 6.6%
3,150,548	First American Treasury Obligations
Fund – Class X, 5.285% [4]	$3,150,548

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,150,548)	3,150,548

TOTAL INVESTMENTS IN SECURITIES: 104.5%
(Cost $49,380,084)	49,687,562
Liabilities in Excess of Other Assets: (4.5)%	(2,141,496)
TOTAL NET ASSETS: 100.0%	$47,546,066

[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Trust’s Board of Trustees.

[2]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Variable rate security; rate shown is the rate in effect on December 31, 2023. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[4]	Annualized seven-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023

Principal
Amount†		Value
CORPORATE BONDS: 88.7%

Agency: 0.3%
	Istituto per il Credito Sportivo
$2,800,000	5.250%, 10/31/2025	$3,171,310

Airlines: 1.3%
	American Airlines Inc/
	AAdvantage Loyalty IP Ltd
1,704,167	5.500%, 04/20/2026 [1]	1,693,156
	Cathay Pacific MTN Financing HK Ltd
2,440,000	4.875%, 08/17/2026	2,385,416
	Delta Air Lines Inc
1,110,000	7.000%, 05/01/2025 [1]	1,130,525
	Delta Air Lines Inc / SkyMiles IP Ltd
1,572,895	4.500%, 10/20/2025 [1]	1,549,945
	Korean Air Lines Co Ltd
900,000	4.750%, 09/23/2025	892,620
	Mileage Plus Holdings LLC / Mileage
	Plus Intellectual Property Assets Ltd
927,500	6.500%, 06/20/2027	930,854
	Singapore Airlines Ltd
1,100,000	3.000%, 07/20/2026	1,048,779
	Wizz Air Finance Co BV
2,300,000	1.350%, 01/19/2024	2,536,305
625,000	1.000%, 01/19/2026	636,164
		12,803,764
Automotive & Auto Parts: 7.1%
	Aptiv PLC / Aptiv Corp
3,000,000	2.396%, 02/18/2025	2,903,284
	Benteler International AG
1,400,000	9.375%, 05/15/2028	1,654,910
	Ford Motor Credit Co LLC
600,000	3.810%, 01/09/2024	599,735
850,000	3.250%, 09/15/2025	927,297
3,650,000	3.375%, 11/13/2025	3,495,654
2,500,000	4.867%, 08/03/2027	2,840,739
	Forvia SE
1,100,000	2.625%, 06/15/2025	1,194,202
1,900,000	7.250%, 06/15/2026	2,228,741
1,100,000	2.750%, 02/15/2027	1,165,448
	General Motors Financial Co Inc
1,150,000	5.100%, 01/17/2024	1,149,600
2,000,000	3.950%, 04/13/2024	1,988,313
600,000	2.250%, 09/06/2024	747,305
1,170,000	4.350%, 04/09/2025	1,153,369
2,000,000	2.750%, 06/20/2025	1,924,299
	Genuine Parts Co
200,000	1.750%, 02/01/2025	192,219
	Harley-Davidson Financial Services Inc
3,000,000	5.125%, 04/05/2026	3,418,912
	Hyundai Capital America
3,000,000	5.800%, 06/26/2025	3,017,590
3,500,000	6.000%, 07/11/2025 [1]	3,529,345
1,825,000	1.650%, 09/17/2026 [1]	1,660,157
	IHO Verwaltungs GmbH
1,600,000	3.750%, 4.50, 09/15/2026	1,746,470
2,250,000	8.750%, 9.50, 05/15/2028	2,712,002
	Jaguar Land Rover Automotive PLC
900,000	2.200%, 01/15/2024	992,784
2,200,000	5.875%, 11/15/2024	2,452,377
1,100,000	7.750%, 10/15/2025	1,113,355
1,625,000	4.500%, 07/15/2028	1,757,274
	Kia Corp
650,000	1.000%, 04/16/2024	641,288
1,990,000	2.375%, 02/14/2025	1,928,296
1,200,000	3.250%, 04/21/2026	1,150,841
3,000,000	1.750%, 10/16/2026	2,740,141
	Mercedes-Benz Finance
	North America LLC
550,000	4.950%, 03/30/2025 [1]	550,640
550,000	4.800%, 03/30/2026 [1]	550,652
	Nissan Motor Acceptance Co LLC
3,000,000	1.125%, 09/16/2024 [1]	2,894,885
1,000,000	6.950%, 09/15/2026	1,034,009
	Nissan Motor Co Ltd
4,784,000	3.522%, 09/17/2025 [1]	4,608,960
700,000	2.652%, 03/17/2026	754,956
	Toyota Motor Credit Corp
3,000,000	3.000%, 04/01/2025	2,935,363
	ZF Europe Finance BV
800,000	2.500%, 10/23/2027	828,807
	ZF Finance GmbH
3,200,000	3.000%, 09/21/2025	3,459,401
		70,643,620
Banking: 17.5%
	AIB Group PLC
1,700,000	1.875% (5 Year Swap Rate
	EUR + 2.150%), 11/19/2029 [2]	1,825,616
7,100,000	2.875% (5 Year Swap Rate
	EUR + 3.300%), 05/30/2031 [2]	7,524,711
	Australia & New Zealand
	Banking Group Ltd
2,700,000	2.950% (5 Year CMT
	Rate + 1.288%), 07/22/2030 [1,2]	2,566,095
	Banco de Sabadell SA
900,000	2.500% (5 Year Swap Rate
	EUR + 2.950%), 04/15/2031 [2]	942,608
	Bank of America Corp
1,100,000	4.000%, 01/22/2025	1,086,084
450,000	3.841% (US Secured Overnight
	Financing Rate + 1.110%), 04/25/2025 [2]	447,211
1,945,000	4.827% (US Secured Overnight
	Financing Rate + 1.750%), 07/22/2026 [2]	1,931,669
900,000	4.376% (US Secured Overnight
	Financing Rate + 1.580%), 04/27/2028 [2]	880,550
The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Banking: 17.5% (Continued)
	Bank of Ireland Group PLC
$1,650,000	4.875% (1 Year EUR Swap
	Rate + 2.050%), 07/16/2028 [2]	$1,906,668
1,050,000	2.375% (5 Year Swap Rate
	EUR + 2.800%), 10/14/2029 [2]	1,134,624
3,910,000	1.375% (5 Year Swap Rate
	EUR + 1.650%), 08/11/2031 [2]	4,031,490
	Barclays PLC
2,000,000	7.325% (1 Year CMT
	Rate + 3.050%), 11/02/2026 [2]	2,067,765
1,400,000	5.829% (US Secured Overnight
	Financing Rate + 2.210%), 05/09/2027 [2]	1,413,420
1,100,000	1.125% (5 Year Swap Rate
	EUR + 1.550%), 03/22/2031 [2]	1,120,629
	BBVA Bancomer SA
5,150,000	4.375%, 04/10/2024	5,122,965
	BNP Paribas SA
3,000,000	2.591% (US Secured Overnight
	Financing Rate + 1.228%), 01/20/2028 [2]	2,779,692
	BPCE SA
2,510,000	5.150%, 07/21/2024 [1]	2,488,928
6,200,000	4.500%, 03/15/2025 [1]	6,087,376
	CaixaBank SA
2,375,000	6.684% (US Secured Overnight
	Financing Rate + 2.080%),
	09/13/2027 [1,2]	2,437,355
3,000,000	2.250% (5 Year Swap Rate
	EUR + 1.680%), 04/17/2030 [2]	3,200,308
1,800,000	6.250% (5 Year Swap Rate
	EUR + 3.550%), 02/23/2033 [2]	2,100,174
	Ceska sporitelna AS
1,200,000	6.693% (3 Month EURIBOR +
	3.700%), 11/14/2025 [2]	1,352,227
1,700,000	5.943% (3 Month EURIBOR +
	2.400%), 06/29/2027 [2]	1,948,712
	Citigroup Inc
900,000	4.140% (US Secured Overnight
	Financing Rate + 1.372%), 05/24/2025 [2]	894,855
	Commonwealth Bank of Australia
2,500,000	1.936% (5 Year Swap Rate
	EUR + 1.450%), 10/03/2029 [2]	2,691,642
	Cooperatieve Rabobank UA
3,800,000	4.000% (5 Year Swap Rate
	USD + 1.892%), 04/10/2029 [2]	3,774,863
	Credit Agricole SA
5,500,000	1.907% (US Secured Overnight
	Financing Rate + 1.676%),
	06/16/2026 [1,2]	5,221,674
	Danske Bank A/S
2,400,000	6.259% (1 Year CMT Rate +
	1.180%), 09/22/2026 [1,2]	2,443,422
2,200,000	4.000% (1 Year EUR Swap
	Rate + .950%), 01/12/2027 [2]	2,448,793
	Danske Bank A/S (Continued)
1,500,000	2.500% (5 Year Swap Rate
	EUR + 2.500%), 06/21/2029 [2]	1,638,660
3,200,000	1.500% (5 Year Swap Rate
	EUR + 1.900%), 09/02/2030 [2]	3,372,899
2,000,000	1.000% (5 Year Swap Rate
	EUR + 1.400%), 05/15/2031 [2]	2,062,271
	Deutsche Bank AG
200,000	1.000% (3 Month EURIBOR +
	1.600%), 11/19/2025 [2]	214,786
2,700,000	3.961% (US Secured Overnight
	Financing Rate + 2.581%), 11/26/2025 [2]	2,656,633
2,500,000	6.119% (US Secured Overnight
	Financing Rate + 3.190%), 07/14/2026 [2]	2,525,746
1,650,000	7.146% (US Secured Overnight
	Financing Rate + 2.520%), 07/13/2027 [2]	1,714,023
	HSBC USA Inc
3,325,000	5.625%, 03/17/2025	3,344,103
	ING Groep NV
2,700,000	2.500% (5 Year Swap Rate
	EUR + 2.150%), 02/15/2029 [2]	2,973,365
900,000	1.625% (5 Year Swap Rate
	EUR + 1.250%), 09/26/2029 [2]	969,414
	Intesa Sanpaolo SPA
7,300,000	5.017%, 06/26/2024 [1]	7,226,629
1,600,000	3.250%, 09/23/2024 [1]	1,571,251
1,000,000	4.375% (5 Year Swap Rate
	EUR + 4.750%), 07/12/2029 [2]	1,100,057
	Islandsbanki HF
1,625,000	7.375%, 05/17/2026	1,890,216
	KBC Group NV
3,300,000	5.796% (1 Year CMT Rate +
	2.100%), 01/19/2029 [1,2]	3,361,309
1,600,000	1.625% (5 Year Swap Rate
	EUR + 1.250%), 09/18/2029 [2]	1,722,837
	Landsbankinn HF
1,950,000	0.500%, 05/20/2024	2,116,466
1,600,000	0.375%, 05/23/2025	1,659,343
	Lloyds Banking Group PLC
5,500,000	5.985% (1 Year CMT Rate +
	1.480%), 08/07/2027 [2]	5,602,663
	Nationwide Building Society
2,000,000	1.500% (3 Month EURIBOR +
	.930%), 03/08/2026 [2]	2,149,667
625,000	4.000%, 09/14/2026 [1]	600,589
3,550,000	2.000% (5 Year Swap Rate
	EUR + 1.500%), 07/25/2029 [2]	3,846,336
	NatWest Group PLC
200,000	5.847% (1 Year CMT
	Rate + 1.350%), 03/02/2027 [2]	201,904
2,325,000	3.754% (5 Year CMT
	Rate + 2.100%), 11/01/2029 [2]	2,268,551
	NBK SPC Ltd
750,000	1.625% (US Secured Overnight
	Financing Rate + 1.050%), 09/15/2027 [2]	680,012

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Banking: 17.5% (Continued)
	Nordea Bank Abp
$2,000,000	1.000% (5 Year Swap Rate
	EUR + 1.300%), 06/27/2029 [2]	$2,162,609
	Nova Ljubljanska Banka dd
2,100,000	6.000% (1 Year EUR Swap
	Rate + 4.835%), 07/19/2025 [2]	2,332,921
1,100,000	7.125% (1 Year EUR Swap
	Rate + 3.606%), 06/27/2027 [2]	1,282,268
	Permanent TSB Group Holdings PLC
2,525,000	6.625% (EURIBOR ICE Swap
	Rate + 3.500%), 04/25/2028 [2]	2,944,982
	Raiffeisen Bank International AG
900,000	4.125%, 09/08/2025	999,528
900,000	1.500% (5 Year Swap Rate
	EUR + 2.150%), 03/12/2030 [2]	929,059
	Santander UK Group Holdings PLC
1,500,000	0.391% (EURIBOR ICE Swap
	Rate + .730%), 02/28/2025 [2]	1,646,431
	SNB Funding Ltd
2,000,000	2.750%, 10/02/2024	1,953,636
	Societe Generale SA
1,160,000	5.000%, 01/17/2024	1,159,343
	Standard Chartered PLC
4,690,000	6.170% (1 Year CMT Rate +
	2.050%), 01/09/2027 [2]	4,764,100
1,400,000	3.516% (5 Year CMT Rate +
	1.850%), 02/12/2030 [2]	1,346,467
705,000	2.500% (5 Year Swap Rate
	EUR + 2.800%), 09/09/2030 [2]	753,773
	State Bank of India
3,450,000	4.375%, 01/24/2024	3,447,775
	UniCredit SPA
450,000	2.000% (5 Year Swap Rate
	EUR + 2.400%), 09/23/2029 [2]	485,791
1,600,000	2.731% (5 Year Swap Rate
	EUR + 2.800%), 01/15/2032 [2]	1,660,249
	Virgin Money UK PLC
2,000,000	2.875% (1 Year EUR Swap
	Rate + 3.250%), 06/24/2025 [2]	2,194,454
2,050,000	5.125% (UK Government Bonds
	5 Year Note Generic Bid
	Yield + 5.250%), 12/11/2030 [2]	2,508,121
	Volksbank Wien AG
2,800,000	5.192% (5 Year Swap Rate
	EUR + 2.550%), 10/06/2027 [2]	3,098,546
	Westpac Banking Corp
5,245,000	2.894% (5 Year CMT Rate +
	1.350%), 02/04/2030 [2]	5,054,271
		172,066,180
Broadcasting: 1.5%
	Netflix Inc
2,000,000	3.625%, 06/15/2025 [1]	1,964,460
4,000,000	4.875%, 04/15/2028	4,057,224
	Pinewood Finance Co Ltd
500,000	3.250%, 09/30/2025	621,214
	Take-Two Interactive Software Inc
206,000	5.000%, 03/28/2026	207,076
	Warnermedia Holdings Inc
7,968,000	3.638%, 03/15/2025	7,800,897
		14,650,871
Building Materials: 0.6%
	James Hardie International Finance DAC
2,655,000	3.625%, 10/01/2026	2,897,058
922,000	5.000%, 01/15/2028 [1]	892,966
	Standard Industries Inc
2,000,000	2.250%, 11/21/2026	2,094,650
		5,884,674
Cable/Satellite TV: 0.9%
	CCO Holdings LLC / CCO
	Holdings Capital Corp
3,250,000	5.500%, 05/01/2026	3,230,587
	DISH Network Corp
2,200,000	11.750%, 11/15/2027 [1]	2,305,059
	United Group BV
1,400,000	3.125%, 02/15/2026	1,485,576
1,360,000	7.252% (3 Month EURIBOR +
	3.250%), 02/15/2026 [2]	1,503,346
		8,524,568
Capital Goods: 2.2%
	Carrier Global Corp
2,725,000	5.800%, 11/30/2025 [1]	2,762,594
	Daimler Truck Finance
	North America LLC
2,475,000	1.625%, 12/13/2024 [1]	2,385,609
1,150,000	3.500%, 04/07/2025 [1]	1,125,599
	Ingersoll Rand Inc
1,475,000	5.400%, 08/14/2028	1,522,244
	Regal Rexnord Corp
1,640,000	6.050%, 02/15/2026	1,659,189
	Traton Finance Luxembourg SA
4,200,000	0.125%, 11/10/2024	4,484,227
4,400,000	0.125%, 03/24/2025	4,646,341
800,000	4.125%, 11/22/2025	890,524
	Westinghouse Air Brake
	Technologies Corp
2,525,000	4.150%, 03/15/2024	2,514,690

		21,991,017
Chemicals: 2.5%
	Celanese US Holdings LLC
1,950,000	6.350%, 11/15/2028	2,048,362

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Chemicals: 2.5% (Continued)
	INEOS Finance PLC
$3,900,000	2.875%, 05/01/2026	$4,182,490
1,775,000	6.625%, 05/15/2028	2,015,745
	INEOS Quattro Finance 2 PLC
2,400,000	2.500%, 01/15/2026	2,573,180
	International Flavors & Fragrances Inc
4,400,000	1.750%, 03/14/2024	4,833,482
600,000	1.230%, 10/01/2025 [1]	555,881
	Nutrien Ltd
2,000,000	5.900%, 11/07/2024	2,006,483
	Orbia Advance Corp SAB de CV
1,020,000	4.000%, 10/04/2027	969,197
	Sinochem Offshore Capital Co Ltd
4,500,000	1.500%, 11/24/2024	4,346,975
		23,531,795
Consumer-Products: 0.7%
	Haleon UK Capital PLC
4,370,000	3.125%, 03/24/2025	4,271,019
	Haleon US Capital LLC
381,000	3.375%, 03/24/2027	367,022
	Kenvue Inc
675,000	5.500%, 03/22/2025	681,184
	Kimberly-Clark de Mexico SAB de CV
1,791,000	3.250%, 03/12/2025	1,750,613
		7,069,838
Containers: 0.8%
	Amcor Flexibles North America Inc
850,000	4.000%, 05/17/2025	836,085
	Ball Corp
3,000,000	0.875%, 03/15/2024	3,287,551
	Berry Global Inc
350,000	5.500%, 04/15/2028 [1]	354,825
	Crown European Holdings SA
2,950,000	2.875%, 02/01/2026	3,203,471
	Trivium Packaging Finance BV
500,000	7.752% (3 Month EURIBOR +
	3.750%), 08/15/2026 [2]	553,533
		8,235,465
Diversified Financial Services: 13.6%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
1,000,000	4.875%, 01/16/2024	999,387
1,801,000	3.150%, 02/15/2024	1,794,006
857,000	1.650%, 10/29/2024	827,485
2,039,000	2.450%, 10/29/2026	1,889,051
800,000	6.100%, 01/15/2027	817,830
2,181,000	6.450%, 04/15/2027 [1]	2,261,087
	Air Lease Corp
3,800,000	4.250%, 02/01/2024	3,794,140
2,560,000	2.200%, 01/15/2027	2,347,002
	AIR Lease Corp Sukuk Ltd
1,025,000	5.850%, 04/01/2028	1,035,798
	Aircastle Ltd
3,897,000	4.125%, 05/01/2024	3,867,049
4,430,000	5.250%, 08/11/2025	4,370,184
	Ares Capital Corp
1,680,000	4.200%, 06/10/2024	1,664,268
1,525,000	4.250%, 03/01/2025	1,491,851
200,000	3.250%, 07/15/2025	191,389
3,875,000	7.000%, 01/15/2027	3,990,109
	Aviation Capital Group LLC
1,500,000	5.500%, 12/15/2024 [1]	1,492,589
1,000,000	4.125%, 08/01/2025 [1]	971,533
4,500,000	3.500%, 11/01/2027 [1]	4,152,974
	Avolon Holdings Funding Ltd
2,130,000	5.500%, 01/15/2026 [1]	2,118,228
1,425,000	4.250%, 04/15/2026 [1]	1,377,931
	AXA Logistics Europe Master SCA
575,000	0.375%, 11/15/2026	577,740
	Blackstone Private Credit Fund
2,500,000	1.750%, 09/15/2024	2,425,538
	Blue Owl Capital Corp
2,705,000	4.000%, 03/30/2025	2,630,482
1,115,000	3.750%, 07/22/2025	1,068,704
	BOC Aviation Ltd
3,000,000	6.929% (3 Month LIBOR
	USD + 1.300%), 05/21/2025 [2]	2,994,154
	BOC Aviation USA Corp
1,000,000	1.625%, 04/29/2024	987,408
	CA Auto Bank SPA
4,250,000	6.000%, 12/06/2026	5,528,028
	Credit Suisse AG
6,300,000	5.500%, 08/20/2026	7,314,785
	DAE Funding LLC
3,850,000	1.550%, 08/01/2024	3,748,952
5,192,000	2.625%, 03/20/2025	4,986,391
	DAE Sukuk Difc Ltd
280,000	3.750%, 02/15/2026	269,498
	doValue SPA
1,750,000	5.000%, 08/04/2025	1,892,961
1,050,000	3.375%, 07/31/2026	1,048,020
	Encore Capital Group Inc
1,750,000	4.875%, 10/15/2025	1,934,949
775,000	5.375%, 02/15/2026	945,454
	Garfunkelux Holdco 3 SA
2,870,000	6.750%, 11/01/2025	2,529,246
500,000	7.750%, 11/01/2025	493,142
	Goldman Sachs Group Inc
2,400,000	3.000%, 03/15/2024	2,386,772
1,931,000	5.798% (US Secured Overnight
	Financing Rate + 1.075%), 08/10/2026 [2]	1,950,933
	GTCR W-2 Merger Sub LLC /
	GTCR W Dutch Finance Sub BV
625,000	8.500%, 01/15/2031	863,774

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Diversified Financial Services: 13.6% (Continued)
	ICD Funding Ltd
$1,850,000	4.625%, 05/21/2024	$1,838,741
	Intrum AB
2,700,000	4.875%, 08/15/2025	2,796,231
150,000	3.500%, 07/15/2026	141,014
	Jerrold Finco PLC
1,075,000	4.875%, 01/15/2026	1,326,780
	Macquarie Bank Ltd
2,100,000	4.875%, 06/10/2025 [1]	2,075,879
	Macquarie Group Ltd
5,000,000	6.207%, 11/22/2024 [1]	5,032,206
	Mirae Asset Securities Co Ltd
4,780,000	2.625%, 07/30/2025	4,547,573
	Mitsubishi HC Capital UK PLC
425,000	0.000%, 10/29/2024	453,273
	Morgan Stanley
600,000	4.679% (US Secured Overnight
	Financing Rate + 1.669%), 07/17/2026 [2]	594,724
2,500,000	6.138% (US Secured Overnight
	Financing Rate + 1.770%), 10/16/2026 [2]	2,547,446
	Nasdaq Inc
850,000	5.350%, 06/28/2028	875,607
	Park Aerospace Holdings Ltd
5,320,000	5.500%, 02/15/2024 [1]	5,310,550
	Power Finance Corp Ltd
2,000,000	3.250%, 09/16/2024	1,968,930
	REC Ltd
2,300,000	3.375%, 07/25/2024	2,272,446
200,000	2.250%, 09/01/2026	184,914
2,840,000	2.750%, 01/13/2027	2,648,186
	Sherwood Financing PLC
1,520,000	8.627% (3 Month EURIBOR +
	4.625%), 11/15/2027 [2]	1,657,025
	Shriram Finance Ltd
900,000	4.150%, 07/18/2025	862,875
	SoftBank Group Corp
750,000	3.125%, 01/06/2025	723,656
1,475,000	4.000%, 07/06/2026	1,388,186
	Synchrony Financial
3,000,000	4.250%, 08/15/2024	2,968,174
3,750,000	4.875%, 06/13/2025	3,689,690
		133,934,928
Diversified Media: 0.3%
	Prosus NV
3,600,000	3.257%, 01/19/2027	3,326,796

Energy: 2.0%
	Blue Racer Midstream LLC /
	Blue Racer Finance Corp
2,100,000	7.625%, 12/15/2025 [1]	2,129,511
	CrownRock LP / CrownRock Finance Inc
2,170,000	5.625%, 10/15/2025 [1]	2,168,470
	Energy Transfer LP
1,000,000	4.250%, 04/01/2024	996,352
	MPLX LP
2,308,000	4.875%, 12/01/2024	2,296,018
	ONEOK Inc
775,000	5.550%, 11/01/2026	788,993
	Plains All American Pipeline LP /
	PAA Finance Corp
2,176,000	4.650%, 10/15/2025	2,153,602
	Sabine Pass Liquefaction LLC
126,000	5.750%, 05/15/2024	125,961
3,000,000	5.625%, 03/01/2025	3,008,056
	USA Compression Partners LP /
	USA Compression Finance Corp
1,180,000	6.875%, 09/01/2027	1,167,515
	Williams Cos Inc
3,000,000	4.550%, 06/24/2024	2,984,412
1,375,000	5.400%, 03/02/2026	1,389,822
		19,208,712
Food & Drug Retail: 0.2%
	Bellis Acquisition Co PLC
575,000	3.250%, 02/16/2026	681,952
	Roadster Finance DAC
800,000	1.625%, 12/09/2024	858,291
		1,540,243
Food/Beverage/Tobacco: 2.8%
	Bacardi Ltd / Bacardi-Martini BV
500,000	5.250%, 01/15/2029 [1]	500,269
	Bright Food Singapore Holdings Pte Ltd
200,000	1.375%, 06/19/2024	217,558
4,150,000	1.750%, 07/22/2025	4,343,962
	Campbell Soup Co
3,500,000	3.950%, 03/15/2025	3,448,539
	Coca-Cola Europacific Partners PLC
1,600,000	1.500%, 01/15/2027 [1]	1,445,755
	Coca-Cola Icecek AS
900,000	4.215%, 09/19/2024	889,299
	Conagra Brands Inc
1,425,000	5.300%, 10/01/2026	1,443,785
	Constellation Brands Inc
225,000	3.600%, 05/09/2024	223,373
175,000	4.350%, 05/09/2027	173,734
	Kraft Heinz Foods Co
2,250,000	3.000%, 06/01/2026	2,163,542
	Louis Dreyfus Co Finance BV
1,825,000	2.375%, 11/27/2025	1,968,832
	Mondelez International
	Holdings Netherlands BV
1,500,000	0.750%, 09/24/2024 [1]	1,446,684
	Sigma Alimentos SA de CV
2,150,000	2.625%, 02/07/2024	2,368,695

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Food/Beverage/Tobacco: 2.8% (Continued)
	Sysco Corp
$2,700,000	3.300%, 07/15/2026	$2,608,831
	Viterra Finance BV
4,075,000	0.375%, 09/24/2025	4,251,048
		27,493,906
Gaming: 0.8%
	Caesars Entertainment Inc
1,000,000	6.250%, 07/01/2025 [1]	1,003,549
	International Game Technology PLC
2,400,000	3.500%, 06/15/2026	2,639,012
	MGM Resorts International
1,250,000	6.750%, 05/01/2025	1,254,776
	Playtech PLC
3,000,000	4.250%, 03/07/2026	3,251,879
		8,149,216
Healthcare: 4.0%
	Amgen Inc
800,000	1.900%, 02/21/2025	772,846
500,000	5.250%, 03/02/2025	501,405
500,000	5.507%, 03/02/2026	500,257
	Baxter International Inc
1,250,000	1.322%, 11/29/2024	1,204,181
	Cheplapharm Arzneimittel GmbH
2,800,000	4.375%, 01/15/2028	3,021,799
	CVS Health Corp
1,250,000	5.000%, 01/30/2029	1,274,502
	Ephios Subco 3 SARL
1,075,000	7.875%, 01/31/2031	1,230,404
	GE HealthCare Technologies Inc
2,500,000	5.550%, 11/15/2024	2,501,841
	GN Store Nord AS
2,070,000	0.875%, 11/25/2024	2,190,431
	Grifols SA
2,000,000	1.625%, 02/15/2025	2,164,744
	Gruenenthal GmbH
2,900,000	3.625%, 11/15/2026	3,167,833
	HCA Inc
1,900,000	5.375%, 02/01/2025	1,898,406
2,980,000	5.875%, 02/15/2026	3,007,269
2,104,000	5.200%, 06/01/2028	2,128,770
	IQVIA Inc
1,675,000	5.700%, 05/15/2028 [1]	1,702,597
5,000,000	6.250%, 02/01/2029 [1]	5,230,495
	MPT Operating Partnership LP /
	MPT Finance Corp
2,300,000	3.325%, 03/24/2025	2,302,450
1,300,000	2.500%, 03/24/2026	1,351,385
	Pfizer Investment Enterprises Pte Ltd
350,000	4.450%, 05/19/2026	349,243
	Phoenix PIB Dutch Finance BV
400,000	2.375%, 08/05/2025	431,368
	Tenet Healthcare Corp
3,000,000	4.875%, 01/01/2026	2,968,957
		39,901,183
Homebuilders/Real Estate: 8.4%
	Akelius Residential Property AB
4,300,000	1.125%, 03/14/2024	4,719,087
	Aldar Sukuk Ltd
1,200,000	4.750%, 09/29/2025	1,190,998
	American Tower Corp
1,000,000	0.450%, 01/15/2027	1,010,705
2,200,000	5.250%, 07/15/2028	2,238,613
	Aroundtown SA
1,400,000	0.625%, 07/09/2025	1,435,512
	Assemblin Group AB
1,900,000	8.964% (3 Month EURIBOR +
	5.000%), 07/05/2029 [2]	2,133,955
	Balder Finland Oyj
3,380,000	1.000%, 01/18/2027	3,166,366
	Blackstone Property Partners
	Europe Holdings SARL
3,600,000	2.000%, 02/15/2024	3,961,351
	CTP NV
2,700,000	0.500%, 06/21/2025	2,810,776
	DIC Asset AG
600,000	2.250%, 09/22/2026	227,463
	Digital Dutch Finco BV
2,100,000	0.625%, 07/15/2025	2,197,730
	Fastighets AB Balder
1,350,000	1.875%, 03/14/2025	1,425,409
1,100,000	1.875%, 01/23/2026	1,109,322
	Globalworth Real Estate Investments Ltd
1,100,000	3.000%, 03/29/2025	1,112,398
	GLP Capital LP / GLP Financing II Inc
1,410,000	3.350%, 09/01/2024	1,392,580
5,500,000	5.250%, 06/01/2025	5,480,418
	Hammerson PLC
1,434,000	3.500%, 10/27/2025	1,764,370
2,100,000	6.000%, 02/23/2026	2,671,301
	Heimstaden Bostad Treasury BV
1,075,000	4.235% (3 Month EURIBOR +
	.550%), 01/19/2024 [2]	1,185,824
2,800,000	0.250%, 10/13/2024	2,916,628
	Ladder Capital Finance Holdings
	LLLP / Ladder Capital Finance Corp
3,130,000	5.250%, 10/01/2025 [1]	3,090,513
	Logicor Financing SARL
4,500,000	0.750%, 07/15/2024	4,853,136
	MasTec Inc
1,180,000	4.500%, 08/15/2028 [1]	1,110,502
	NE Property BV
2,700,000	1.750%, 11/23/2024	2,887,415
1,400,000	1.875%, 10/09/2026	1,415,076

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Homebuilders/Real Estate: 8.4% (Continued)
	P3 Group SARL
$1,000,000	0.875%, 01/26/2026	$1,031,856
	Tritax EuroBox PLC
600,000	0.950%, 06/02/2026	603,277
	Trust Fibra Uno
350,000	5.250%, 12/15/2024	346,531
4,550,000	5.250%, 01/30/2026	4,457,449
	VICI Properties LP / VICI Note Co Inc
6,200,000	5.625%, 05/01/2024	6,182,494
2,800,000	4.500%, 09/01/2026	2,712,293
210,000	4.250%, 12/01/2026	202,310
	WEA Finance LLC / Westfield
	UK & Europe Finance PLC
1,300,000	3.750%, 09/17/2024 [1]	1,276,964
	Webuild SPA
2,425,000	5.875%, 12/15/2025	2,735,704
200,000	3.875%, 07/28/2026	217,445
1,300,000	7.000%, 09/27/2028	1,509,480
	Weyerhaeuser Co
4,325,000	4.750%, 05/15/2026	4,308,475
		83,091,726
Hotels: 1.7%
	Hyatt Hotels Corp
3,985,000	1.800%, 10/01/2024	3,868,010
2,550,000	5.375%, 04/23/2025	2,555,333
1,750,000	5.750%, 01/30/2027	1,789,110
	Marriott International Inc
1,975,000	3.600%, 04/15/2024	1,965,383
900,000	5.450%, 09/15/2026	916,334
725,000	4.900%, 04/15/2029	730,887
	Pterosaur Capital Co Ltd
2,000,000	1.000%, 09/25/2024	2,119,580
	Whitbread Group PLC
2,000,000	3.375%, 10/16/2025	2,468,593
		16,413,230
Insurance: 0.4%
	Athora Holding Ltd
1,900,000	6.625%, 06/16/2028	2,170,546
	Galaxy Bidco Ltd
900,000	6.500%, 07/31/2026	1,113,342
	Rothesay Life PLC
450,000	8.000%, 10/30/2025	591,785
		3,875,673
Leisure: 0.4%
	CPUK Finance Ltd
375,000	3.588%, 08/28/2025	462,715
510,000	6.500%, 08/28/2026	630,063
	Expedia Group Inc
1,500,000	6.250%, 05/01/2025 [1]	1,515,519
1,225,000	5.000%, 02/15/2026	1,224,718
		3,833,015

Metals/Mining: 0.8%
	Gold Fields Orogen Holdings BVI Ltd
4,400,000	5.125%, 05/15/2024	4,375,889
	Novelis Corp
3,000,000	3.250%, 11/15/2026 [1]	2,825,917
		7,201,806
Paper: 0.5%
	Suzano Austria GmbH
2,100,000	6.000%, 01/15/2029	2,148,489
	SUZANO INTL FIN B V
	SR GLBL NT5.5% 27
2,400,000	5.500%, 01/17/2027	2,431,800
		4,580,289
Publishing/Printing: 0.3%
	Informa PLC
2,800,000	2.125%, 10/06/2025	3,007,070

Railroads: 0.5%
	Canadian Pacific Railway Co
2,000,000	1.350%, 12/02/2024	1,927,313
	Getlink SE
2,725,000	3.500%, 10/30/2025	2,984,935
		4,912,248
Services: 2.9%
	Almaviva-The Italian Innovation Co SPA
2,400,000	4.875%, 10/30/2026	2,623,109
	Aramark International Finance SARL
1,500,000	3.125%, 04/01/2025	1,652,249
	Arena Luxembourg Finance SARL
2,000,000	1.875%, 02/01/2028	1,979,802
	Arrow Electronics Inc
1,055,000	6.125%, 03/01/2026	1,056,369
	Brink’s Co
3,200,000	5.500%, 07/15/2025	3,187,346
	Kapla Holding SAS
1,800,000	9.465% (3 Month EURIBOR +
	5.500%), 07/15/2027 [2]	2,029,580
	Leasys SPA
5,925,000	4.375%, 12/07/2024	6,555,364
3,330,000	4.625%, 02/16/2027	3,774,029
	Loxam SAS
425,000	4.500%, 02/15/2027	469,844
1,050,000	6.375%, 05/31/2029	1,203,737
	PeopleCert Wisdom Issuer PLC
1,500,000	5.750%, 09/15/2026	1,645,821
	Techem Verwaltungsgesellschaft
	675 mbH
1,500,000	2.000%, 07/15/2025	1,623,949
	Zenith Finco PLC
450,000	6.500%, 06/30/2027	468,192
		28,269,391

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Steel: 0.5%
	ArcelorMittal SA
$2,550,000	4.875%, 09/26/2026	$2,907,063
	thyssenkrupp AG
2,100,000	2.875%, 02/22/2024	2,310,712
		5,217,775
Super Retail: 1.4%
	Alibaba Group Holding Ltd
3,000,000	3.600%, 11/28/2024	2,943,811
	B&M European Value Retail SA
850,000	8.125%, 11/15/2030	1,156,449
	Dufry One BV
3,000,000	2.000%, 02/15/2027	3,106,512
	John Lewis PLC
1,550,000	6.125%, 01/21/2025	1,971,759
	Tapestry Inc
1,700,000	5.350%, 11/27/2025	1,916,066
1,000,000	7.050%, 11/27/2025	1,023,503
	VF Corp
2,500,000	2.400%, 04/23/2025	2,389,742
		14,507,842
Supranational: 0.5%
	Africa Finance Corp
1,000,000	3.875%, 04/13/2024	993,143
	Eastern & Southern African Trade
	& Development Bank
4,200,000	4.875%, 05/23/2024	4,155,774
		5,148,917
Technology: 4.1%
	ams-OSRAM AG
2,575,000	10.500%, 03/30/2029	3,092,217
	Cellnex Finance Co SA
3,800,000	2.250%, 04/12/2026	4,078,410
	Clarios Global LP / Clarios US Finance Co
1,500,000	4.375%, 05/15/2026	1,647,582
	Competition Team Technologies Ltd
3,000,000	3.750%, 03/12/2024	2,988,675
	Dell International LLC / EMC Corp
1,199,000	6.020%, 06/15/2026	1,227,715
	Gen Digital Inc
1,625,000	5.000%, 04/15/2025	1,610,204
	Hewlett Packard Enterprise Co
5,440,000	5.900%, 10/01/2024	5,456,997
	IPD 3 BV
1,100,000	8.000%, 06/15/2028	1,299,911
	LG Energy Solution Ltd
1,830,000	5.750%, 09/25/2028	1,887,602
	Microchip Technology Inc
1,350,000	0.972%, 02/15/2024	1,342,013
	Oracle Corp
2,000,000	2.950%, 05/15/2025	1,942,796
2,500,000	5.800%, 11/10/2025	2,540,382
	Qorvo Inc
1,450,000	1.750%, 12/15/2024	1,390,753
	SK Hynix Inc
2,000,000	6.250%, 01/17/2026	2,022,060
2,000,000	6.375%, 01/17/2028	2,067,172
	VMware Inc
450,000	1.000%, 08/15/2024	437,211
1,800,000	4.500%, 05/15/2025	1,783,773
3,500,000	3.900%, 08/21/2027	3,392,047
		40,207,520
Telecommunications: 3.9%
	Altice Financing SA
1,500,000	2.250%, 01/15/2025	1,612,553
	AT&T Inc
1,780,000	5.539%, 02/20/2026	1,780,476
	Bharti Airtel International Netherlands BV
2,206,000	5.350%, 05/20/2024	2,204,455
	Bharti Airtel Ltd
4,100,000	4.375%, 06/10/2025	4,044,751
	eircom Finance DAC
1,600,000	2.625%, 02/15/2027	1,666,263
	Global Switch Holdings Ltd
2,625,000	1.500%, 01/31/2024	2,890,943
	iliad SA
1,000,000	2.375%, 06/17/2026	1,059,072
	Matterhorn Telecom SA
1,600,000	3.125%, 09/15/2026	1,714,426
	PLT VII Finance SARL
475,000	4.625%, 01/05/2026	522,747
	PPF Telecom Group BV
5,100,000	2.125%, 01/31/2025	5,524,247
	RCS & RDS SA
2,400,000	3.250%, 02/05/2028	2,374,618
	Rogers Communications Inc
844,000	2.950%, 03/15/2025	819,509
	Sprint Spectrum Co LLC / Sprint
	Spectrum Co II LLC /
	Sprint Spectrum Co III LLC
179,688	4.738%, 03/20/2025 [1]	178,239
	TDC Net A/S
1,500,000	5.056%, 05/31/2028	1,724,187
	Telecom Italia SPA
1,430,000	5.303%, 05/30/2024 [1]	1,424,408
	T-Mobile USA Inc
3,000,000	3.500%, 04/15/2025	2,938,833
2,510,000	2.250%, 02/15/2026	2,380,021
	Verizon Communications Inc
2,600,000	4.125%, 03/16/2027	2,564,742
		37,424,490
Transportation Excluding Air/Rail: 2.2%
	DP World Ltd
4,200,000	2.375%, 09/25/2026	4,462,125

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 88.7% (Continued)

Transportation Excluding Air/Rail: 2.2% (Continued)
	Firstgroup PLC
$1,375,000	6.875%, 09/18/2024	$1,763,501
	Gatwick Funding Ltd
1,700,000	5.250%, 01/23/2024	2,166,141
200,000	6.125%, 03/02/2026	260,846
	GXO Logistics Inc
2,175,000	1.650%, 07/15/2026	1,962,714
	Heathrow Funding Ltd
1,125,000	7.125%, 02/14/2024	1,435,563
	Mundys SPA
4,000,000	1.875%, 07/13/2027	4,139,181
	Pelabuhan Indonesia Persero PT
200,000	4.250%, 05/05/2025	196,333
	Penske Truck Leasing Co Lp /
	PTL Finance Corp
775,000	5.550%, 05/01/2028 [1]	788,222
	Q-Park Holding I BV
1,500,000	1.500%, 03/01/2025	1,626,463
1,800,000	2.000%, 03/01/2027	1,842,057
	Stagecoach Group Ltd
650,000	4.000%, 09/29/2025	802,563
		21,445,709
Utilities: 1.1%
	Adani Green Energy Up
950,000	6.250%, 12/10/2024	939,927
	Drax Finco PLC
4,000,000	2.625%, 11/01/2025	4,283,604
	EEW Energy from Waste GmbH
1,100,000	0.361%, 06/30/2026	1,110,081
	Tabreed Sukuk Spc Ltd
750,000	5.500%, 10/31/2025	751,998
	Vena Energy Capital Pte Ltd
3,300,000	3.133%, 02/26/2025	3,200,815
		10,286,425
TOTAL CORPORATE BONDS
(Cost $856,938,760)		871,551,212

FOREIGN GOVERNMENT NOTE/BOND: 8.7%

Airlines: 0.5%
	Air France-KLM
2,000,000	7.250%, 05/31/2026	2,360,682
2,600,000	3.875%, 07/01/2026	2,852,210
		5,212,892
Automotive & Auto Parts: 1.3%
	RCI Banque SA
4,500,000	4.625%, 07/13/2026	5,083,518
1,675,000	4.625%, 10/02/2026	1,897,975
	Schaeffler AG
1,100,000	2.750%, 10/12/2025	1,193,844
	Valeo SE
700,000	1.500%, 06/18/2025	747,881
3,600,000	5.375%, 05/28/2027	4,134,710
		13,057,928
Banking: 4.2%
	Abanca Corp Bancaria SA
2,500,000	5.500% (1 Year EUR Swap
	Rate + 2.250%), 05/18/2026 [2]	2,806,189
500,000	4.625% (5 Year Swap Rate
	EUR + 5.014%), 04/07/2030 [2]	544,345
2,100,000	8.375% (5 Year Swap Rate
	EUR + 5.245%), 09/23/2033 [2]	2,502,942
	Argenta Spaarbank NV
2,600,000	5.375% (1 Year EUR Swap
	Rate + 2.750%), 11/29/2027 [2]	2,971,926
	Banco Comercial Portugues SA
600,000	3.871% (5 Year Swap Rate
	EUR + 4.231%), 03/27/2030 [2]	644,236
	BNP Paribas SA
1,600,000	2.375% (5 Year Swap Rate
	EUR + 1.850%), 11/20/2030 [2]	1,717,207
	Commerzbank AG
5,600,000	4.000% (5 Year Swap Rate
	EUR + 4.350%), 12/05/2030 [2]	6,082,217
	Credit Agricole SA
2,300,000	1.625% (5 Year Swap Rate
	EUR + 1.900%), 06/05/2030 [2]	2,455,513
	Hamburg Commercial Bank AG
3,600,000	6.250%, 11/18/2024	3,985,948
2,300,000	0.500% (3 Month
	EURIBOR + .900%), 09/22/2026 [2]	2,341,553
	KBC Group NV
200,000	4.375% (3 Month
	EURIBOR + 1.700%), 11/23/2027 [2]	226,213
	La Banque Postale SA
3,100,000	0.875% (5 Year Swap Rate
	EUR + 1.380%), 01/26/2031 [2]	3,197,642
	Societe Generale SA
8,500,000	1.000% (5 Year Swap Rate
	EUR + 1.550%), 11/24/2030 [2]	8,808,846
2,200,000	1.125% (5 Year Swap Rate
	EUR + 1.600%), 06/30/2031 [2]	2,235,563
	Tatra Banka as
900,000	5.952% (3 Month EURIBOR +
	2.650%), 02/17/2026 [2]	1,009,265
		41,529,605
Capital Goods: 0.3%
	Traton Finance Luxembourg SA
2,200,000	4.125%, 01/18/2025	2,437,834

Containers: 0.2%
	ProGroup AG
2,000,000	3.000%, 03/31/2026	2,152,698

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2023 (Continued)

Principal
Amount†		Value
FOREIGN GOVERNMENT NOTE/BOND: 8.7% (Continued)

Diversified Financial Services: 0.8%
	Aareal Bank AG
$2,100,000	4.500%, 07/25/2025	$2,326,822
	ALD SA
3,700,000	4.612% (3 Month
	EURIBOR + .650%), 10/06/2025 [2]	4,093,736
	Arval Service Lease SA
700,000	4.625%, 12/02/2024	776,888
		7,197,446
Homebuilders/Real Estate: 0.5%
	HOWOGE
	Wohnungsbaugesellschaft mbH
4,500,000	0.000%, 11/01/2024	4,800,818

Hotels: 0.3%
	Accor SA
2,900,000	3.000%, 02/04/2026	3,085,188

Technology: 0.2%
	Teleperformance SE
1,600,000	5.250%, 11/22/2028	1,849,452

Telecommunications: 0.4%
	iliad SA
2,200,000	5.375%, 06/14/2027	2,500,533
1,200,000	5.375%, 02/15/2029	1,362,489

TOTAL FOREIGN GOVERNMENT NOTE/BOND
(Cost $80,505,983)		85,186,883

CONVERTIBLE BONDS: 2.1%

Banking: 0.8%
	ABN AMRO Bank NV
500,000	4.750%, 07/28/2025	490,480
	Alpha Bank SA
3,050,000	7.500% (1 Year EUR Swap
	Rate + 5.084%), 06/16/2027 [2]	3,576,982
	Australia & New Zealand
	Banking Group Ltd
800,000	1.125% (5 Year Swap Rate
	EUR + 1.400%), 11/21/2029 [2]	853,275
	ING Groep NV
700,000	2.125% (5 Year Swap Rate
	EUR + 2.400%), 05/26/2031 [2]	738,024
	National Australia Bank Ltd
500,000	1.699% (UK Government Bonds
	5 Year Note Generic Bid
	Yield + 1.400%), 09/15/2031 [2]	568,847
	Standard Chartered PLC
2,310,000	5.200%, 01/26/2024	2,307,559
		8,535,167
Diversified Financial Services: 0.9%
	UBS AG
8,475,000	5.125%, 05/15/2024	8,415,599

Healthcare: 0.4%
	Organon & Co / Organon Foreign
	Debt Co-Issuer BV
4,000,000	2.875%, 04/30/2028	4,067,354

TOTAL CONVERTIBLE BONDS
(Cost $20,762,061)		21,018,120

FOREIGN GOVERNMENT AGENCY ISSUE: 1.0%

Agency: 0.5%
	Airport Authority
2,000,000	4.875%, 01/12/2026	2,010,140
	Indian Railway Finance Corp Ltd
2,750,000	3.730%, 03/29/2024	2,738,120
		4,748,260
Transportation Excluding Air/Rail: 0.5%
	Pelabuhan Indonesia Persero PT
5,100,000	4.875%, 10/01/2024	5,065,422

TOTAL FOREIGN GOVERNMENT AGENCY ISSUE
(Cost $9,819,353)		9,813,682

Shares
SHORT-TERM INVESTMENTS: 0.4%

Money Market Funds: 0.4%
3,816,132	First American Treasury Obligations
	Fund – Class X, 5.285% [3]	3,816,132

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,816,132)		3,816,132

TOTAL INVESTMENTS IN SECURITIES: 100.9%
(Cost $971,842,289)		991,386,029
Liabilities in Excess of Other Assets: (0.9)%		(8,531,348)
TOTAL NET ASSETS: 100.0%		$982,854,681
PIK – Payment In Kind - represents the security may pay interest in additional par
†	In USD unless otherwise indicated.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Trust’s Board of Trustees.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2023. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[3]	Annualized seven-day effective yield as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2023

The Muzinich Low Duration Fund had the following forward foreign currency exchange contracts outstanding with the U.S. Bancorp Investments, Inc.
			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2023	Currency to be Received		December 31, 2023	(Depreciation)
1/17/2024	EUR	33,000,000	$36,459,666	USD	35,073,989	$35,073,989	$1,385,667
1/17/2024	EUR	242,500,000	(267,923,300)	USD	(256,279,570)	(256,279,570)	(11,643,730)
3/19/2024	EUR	199,000,000	(220,407,643)	USD	(215,519,985)	(215,519,985)	(4,887,658)
1/17/2024	GBP	28,800,000	(36,713,968)	USD	(35,270,765)	(35,270,765)	(1,443,203)
			$(488,585,245)			$(471,996,331)	$(16,588,914)

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2023

	Credit	Flexible U.S.
	Opportunities	High Yield	Low
	Fund	Income Fund	Duration Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $260,285,114, $49,380,084, and $971,842,289) (Note 2)	$266,214,843	$49,687,562	$991,386,029
Deposits at broker	639,768	—	3,338,860
Cash	40,946	34,616	1,971
Foreign currency, at value	222,407	2,898	18,745,840
(Cost $219,360, $2,833, and $18,445,876)
Receivables:
Fund shares sold	1,233,811	—	1,578,124
Investment securities sold	1,378	282,729	—
Interest receivable	3,468,916	729,877	12,422,124
Unrealized appreciation on forward foreign currency exchange contracts	65,575	—	1,385,677
Unrealized appreciation on swap contracts	—	—	—
Upfront discount paid	—	—	—
Due from advisor, net	—	214	—
Prepaid expenses	28,881	9,282	25,515
Total assets	271,916,525	50,747,178	1,028,884,140

LIABILITIES
Payables
Investment securities purchased	1,819,475	3,024,578	—
Due to broker	—	—	—
Fund shares redeemed	949,567	—	27,526,783
Fund shares purchased	—	—	—
Distribution to shareholders	1,619,513	124,578	41,932
Unrealized depreciation on forward foreign currency exchange contracts	1,579,492	—	17,974,591
Unrealized depreciation on swap contracts	—	—	—
Investment advisory fees, net	135,614	—	316,799
Fund accounting fees	11,406	6,272	31,866
Administration fees	11,629	3,005	38,180
Transfer agent fees	4,678	701	14,840
Audit fees	26,889	25,260	25,259
Chief Compliance Officer fees	1,561	1,562	1,562
Custody fees	11,555	1,735	34,068
Trustee fees	3,955	2,729	6,066
Shareholder service fees - Institutional Class	10,344	400	—
Other accrued expenses	17,123	10,292	17,513
Total liabilities	6,202,801	3,201,112	46,029,459
NET ASSETS	$265,713,724	$47,546,066	$982,854,681

COMPONENTS OF NET ASSETS
Paid-in capital	$290,844,990	$50,606,159	$1,011,082,342
Total distributable (accumulated) earnings (losses)	(25,131,266)	(3,060,093)	(28,227,661)
Net assets	$265,713,724	$47,546,066	$982,854,681

COMPONENTS OF NET ASSET VALUE (UNLIMITED SHARES AUTHORIZED)
Supra Institutional Class:
Net assets	$172,046,177	$44,890,794	$982,854,681
Shares of beneficial interest issued and outstanding	17,548,624	5,671,642	105,943,532
Net asset value, offering and redemption price per share	$9.80	$7.91	$9.28

Institutional Class:
Net assets	$93,667,547	$2,655,272	$—
Shares of beneficial interest issued and outstanding	9,558,903	335,523	—
Net asset value, offering and redemption price per share	$9.80	$7.91	$—

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2023

	Credit	Flexible U.S.
	Opportunities	High Yield	Low
	Fund	Income Fund	Duration Fund
INVESTMENT INCOME
Interest	$12,767,007	$2,607,324	$48,492,778
Consent income	45,814	325	9,664
Other income	1,597	605	8,963
Total investment income	12,814,418	2,608,254	48,511,405

EXPENSES
Investment advisory fees	1,718,171	198,552	4,655,683
Administration fees	110,466	29,519	397,036
Fund accounting fees	106,768	61,670	322,646
Custody fees	69,439	31,888	191,682
Shareholder service fees – Institutional Class	69,364	—	—
Registration fees	40,175	35,437	95,164
Transfer agent fees	37,537	6,200	150,770
Miscellaneous expenses	35,990	16,308	94,887
Audit fees	28,534	26,784	26,785
Trustees fees	17,757	16,681	38,178
Chief Compliance Officer fees	15,918	15,926	15,910
Legal fees	11,966	11,185	11,159
Broker interest expense	5,813	—	3,259
Insurance expense	7,220	5,871	11,592
Reports to shareholders	5,038	1,019	192
Interest expense	143	—	—
Total expenses	2,280,299	457,040	6,014,943
Less: advisory fees waived and expenses absorbed	(486,807)	(247,658)	(838,624)
Net expenses	1,793,492	209,382	5,176,319
Net investment income (loss)	11,020,926	2,398,872	43,335,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Unaffiliated investments	(10,618,199)	(1,834,241)	(1,435,313)
Foreign currency and foreign currency transactions	176,260	(7)	1,585,596
Forward foreign currency exchange contracts	(1,788,449)	—	(13,470,724)
Futures contracts	53,650	—	(2,605,830)
Swap contracts	(456,343)	—	(2,107,829)
Net realized gain (loss)	(12,633,081)	(1,834,248)	(18,034,100)
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	22,073,227	3,144,623	43,756,604
Foreign currency and foreign currency translation	(8,842)	65	329,405
Forward foreign currency exchange contracts	(323,473)	—	6,060,022
Futures contracts	(313,227)	—	(1,613,859)
Swap contracts	—	—	775,024
Change in net unrealized appreciation/depreciation	21,427,685	3,144,688	49,307,196
Net realized and unrealized gain (loss) on investments	8,794,604	1,310,440	31,273,096
Net increase (decrease) in net assets resulting from operations	$19,815,530	$3,709,312	$74,608,182

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$11,020,926	$9,206,728
Net realized gain (loss) on investments, forward foreign currency exchange contracts,
foreign currency, foreign currency translation, futures contracts and swap contracts	(12,633,081)	(24,387,211)
Change in unrealized appreciation/depreciation on investments, forward foreign currency
exchange contracts, foreign currency, foreign currency translation, and futures contracts	21,427,685	(16,500,303)
Net increase (decrease) in net assets resulting from operations	19,815,530	(31,680,786)

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(7,416,404)	(2,954,246)
Institutional Class	(3,734,658)	(1,235,062)
Total distributions to shareholders	(11,151,062)	(4,189,308)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class [1]	(43,290,782)	(18,319,186)
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class [1]	1,789,766	(26,383,408)
Total increase (decrease) in net assets from capital share transactions	(41,501,016)	(44,702,594)
Total increase (decrease) in net assets	(32,836,548)	(80,572,688)

NET ASSETS
Beginning of period/year	298,550,272	379,122,960
End of period/year	$265,713,724	$298,550,272

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	2,292,038	$22,150,163	5,066,580	$50,495,038
Shares issued in reinvestment of distributions	507,585	4,927,786	190,238	1,843,100
Shares redeemed [2]	(7,290,502)	(70,368,731)	(7,211,365)	(70,657,324)
Net increase (decrease)	(4,490,879)	$(43,290,782)	(1,954,547)	$(18,319,186)

[2]	Net of redemption fees of $24,052 and $18,708, respectively.

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class:	Shares	Value	Shares	Value
Shares sold	2,751,721	$26,606,552	3,655,430	$35,790,465
Shares issued in reinvestment of distributions	334,533	3,248,634	105,847	1,026,949
Shares redeemed [3]	(2,914,677)	(28,065,420)	(6,465,646)	(63,200,822)
Net increase (decrease)	171,577	$1,789,766	(2,704,369)	$(26,383,408)

[3]	Net of redemption fees of $12,085 and $8,528, respectively.

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,398,872	$1,610,898
Net realized gain (loss) on investments	(1,834,248)	(1,552,344)
Net change in unrealized appreciation/depreciation on investments	3,144,688	(3,528,347)
Net increase (decrease) in net assets resulting from operations	3,709,312	(3,469,793)

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(2,238,150)	(1,456,056)
Institutional Class	(162,200)	(165,401)
Total distributions to shareholders	(2,400,350)	(1,621,457)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class [1]	13,391,700	9,545,078
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class [1]	(304,880)	(772,476)
Total increase (decrease) in net assets from capital share transactions	13,086,820	8,772,602
Total increase (decrease) in net assets	14,395,782	3,681,352

NET ASSETS
Beginning of period/year	33,150,284	29,468,932
End of period/year	$47,546,066	$33,150,284

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	2,352,575	$18,286,607	1,200,467	$9,520,837
Shares issued in reinvestment of distributions	137,516	1,068,424	77,660	618,326
Shares redeemed	(766,999)	(5,963,331)	(76,937)	(594,085)
Net increase (decrease)	1,723,092	$13,391,700	1,201,190	$9,545,078

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Institutional Class:	Shares	Value	Shares	Value
Shares sold	154,839	$1,200,000	141,026	$1,100,000
Shares issued in reinvestment of distributions	19,506	151,482	18,848	153,649
Shares redeemed	(208,209)	(1,656,362)	(252,842)	(2,026,125)
Net increase (decrease)	(33,864)	$(304,880)	(92,968)	$(772,476)

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$43,335,086	$14,772,823
Net realized gain (loss) on investments, forward foreign currency exchange contracts,
foreign currency, and foreign currency translation	(18,034,100)	19,486,337
Change in unrealized appreciation/depreciation on investments, forward foreign currency
exchange contracts, foreign currency, and foreign currency translation	49,307,196	(45,051,838)
Net increase (decrease) in net assets resulting from operations	74,608,182	(10,792,678)

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(48,879,002)	(30,455,928)
Institutional Class [1]	—	(6,296)
Total distributions to shareholders	(48,879,002)	(30,462,224)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class [2]	15,874,717	612,902,252
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class [2]	—	(1,387,291)
Total increase (decrease) in net assets from capital share transactions	15,874,717	611,514,961
Total increase (decrease) in net assets	41,603,897	570,260,059

NET ASSETS
Beginning of period/year	941,250,784	370,990,725
End of period/year	$982,854,681	$941,250,784

1	Low Duration Fund – Institutional Class shares converted into Supra Institutional Class shares on close of business November 25, 2022.
[2]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	35,068,403	$322,905,124	80,598,114	$748,908,580
Shares sold in connection with the conversion of
Institutional Class shares into Supra Institutional Class shares	—	—	142,567	1,327,298
Shares issued in reinvestment of distributions	5,257,472	48,801,266	3,352,014	30,414,315
Shares redeemed [3]	(38,374,770)	(355,831,673)	(18,068,126)	(167,747,941)
Net increase (decrease)	1,951,105	$15,874,717	66,024,569	$612,902,252

[3]	Net of redemption fees of $249 and $86, respectively.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.50	$10.51	$11.23	$10.90	$10.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.37	0.27	0.32	0.30	0.35
Net realized and unrealized gain (loss) on investments	0.33	(1.15)	(0.20)	0.37	0.77
Total from investment operations	0.70	(0.88)	0.12	0.67	1.12
Redemption fee proceeds	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.06)	(0.42)	(0.27)	(0.31)
From return of capital	—	—	—	—	—
From net realized gain	—	(0.07)	(0.42)	(0.07)	(0.40)
Total distributions	(0.40)	(0.13)	(0.84)	(0.34)	(0.71)
Net asset value, end of year	$9.80	$9.50	$10.51	$11.23	$10.90
Total return	7.48%	(8.41)%	1.11%	6.30%	10.77%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$172.0	$209.4	$252.1	$321.3	$261.9
Portfolio turnover rate	135%	168%	139%	174%	293%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.77%	0.80%	0.76%	0.75%	0.76%
After fees waived and expenses absorbed	0.60%	0.60%	0.59%	0.59%	0.59%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.70%	2.55%	2.73%	2.61%	3.01%
After fees waived and expenses absorbed	3.87%	2.74%	2.90%	2.77%	3.18%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2023	2022	2021	2020	2019
Net asset value, end of year	$9.50	$10.50	$11.22	$10.89	$10.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.37	0.26	0.31	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.32	(1.14)	(0.20)	0.36	0.76
Total from investment operations	0.69	(0.88)	0.11	0.66	1.10
Redemption fee proceeds	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.05)	(0.41)	(0.26)	(0.30)
From return of capital	—	—	—	—	—
From net realized gain	—	(0.07)	(0.42)	(0.07)	(0.40)
Total distributions	(0.39)	(0.12)	(0.83)	(0.33)	(0.70)
Net asset value, end of year	$9.80	$9.50	$10.50	$11.22	$10.89
Total return	7.40%	(8.39)%	1.02%	6.24%	10.60%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$93.7	$89.1	$127.0	$219.8	$155.5
Portfolio turnover rate	135%	168%	139%	174%	293%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.85%	0.87%	0.84%	0.81%	0.82%
After fees waived and expenses absorbed	0.68%	0.67%	0.66%	0.65%	0.65%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.64%	2.45%	2.64%	2.55%	2.95%
After fees waived and expenses absorbed	3.81%	2.65%	2.81%	2.71%	3.12%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.68	$9.18	$9.96	$9.83	$9.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.52	0.44	0.51	0.51	0.51
Net realized and unrealized gain (loss) on investments	0.22	(1.49)	(0.08)	0.12	0.72
Total from investment operations	0.74	(1.05)	0.43	0.63	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.44)	(0.53)	(0.50)	(0.51)
From net realized gain	—	(0.01)	(0.68)	—	—
Total distributions	(0.51)	(0.45)	(1.21)	(0.50)	(0.51)
Net asset value, end of year	$7.91	$7.68	$9.18	$9.96	$9.83
Total return	9.98%	(11.61)%	4.43%	6.60%	13.71%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$44.9	$30.3	$25.2	$62.9	$43.5
Portfolio turnover rate	76%	59%	96%	113%	89%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.27%	1.37%	1.19%	0.98%	1.21%
After fees waived and expenses absorbed	0.58%	0.58%	0.58%	0.58%	0.58%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	5.96%	4.66%	4.50%	4.97%	4.68%
After fees waived and expenses absorbed	6.65%	5.46%	5.11%	5.37%	5.30%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Flexible U.S. High Yield Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.68	$9.19	$9.97	$9.84	$9.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.51	0.44	0.50	0.52	0.51
Net realized and unrealized gain (loss) on investments	0.23	(1.50)	(0.07)	0.11	0.72
Total from investment operations	0.74	(1.06)	0.43	0.63	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.44)	(0.53)	(0.50)	(0.51)
From net realized gain	—	(0.01)	(0.68)	—	—
Total distributions	(0.51)	(0.45)	(1.21)	(0.50)	(0.51)
Net asset value, end of year	$7.91	$7.68	$9.19	$9.97	$9.84
Total return	9.98%	(11.71)%	4.42%	6.81%	13.68%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$2.7	$2.8	$4.2	$5.9	$1.6
Portfolio turnover rate	76%	59%	96%	113%	89%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.26%	1.37%	1.25%	0.97%	1.17%
After fees waived and expenses absorbed	0.58%	0.58%	0.59%	0.58%	0.59%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	5.91%	4.54%	4.40%	4.97%	4.74%
After fees waived and expenses absorbed	6.59%	5.34%	5.06%	5.36%	5.32%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.05	$9.73	$10.10	$10.05	$9.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.39	0.26	0.25	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.29	(0.59)	—	(0.01)	0.48
Total from investment operations	0.68	(0.33)	0.25	0.26	0.74
Redemption fee proceeds	0.00 [2]	0.00 [2]	—	—	—

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.10)	(0.62)	(0.21)	(0.13)
From net realized gain	—	(0.25)	—	—	(0.09)
Total distributions	(0.45)	(0.35)	(0.62)	(0.21)	(0.22)
Net asset value, end of year	$9.28	$9.05	$9.73	$10.10	$10.05
Total return	7.63%	(3.41)%	2.50%	2.64%	7.86%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$982.9	$941.3	$369.5	$592.5	$732.0
Portfolio turnover rate	49%	26%	69%	75%	47%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.58%	0.61%	0.62%	0.62%	0.59%
After fees waived and expenses absorbed	0.50%	0.50%	0.49%	0.49%	0.49%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.11%	2.71%	2.32%	2.66%	2.50%
After fees waived and expenses absorbed	4.19%	2.83%	2.46%	2.77%	2.60%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”), Muzinich Flexible U.S. High Yield Income Fund (“Flexible U.S. High Yield Income Fund”), and Muzinich Low Duration Fund (“Low Duration Fund”) (each a “Fund,” collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The performance history of the Fund commenced on January 3, 2013, March 27, 2017, and June 30, 2016, respectively.

The Funds offer two classes of shares: Institutional shares, and Supra Institutional shares (Class A shares are not available for purchase). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on its relative net assets. Currently, the Credit Opportunities Fund offers Supra Institutional and Institutional Class shares, the Flexible U.S. High Yield Income Fund offers Supra Institutional and Institutional Class shares, and the Low Duration Fund offers Supra Institutional shares.

The investment objective of the Credit Opportunities Fund is primarily to provide a high level of income and capital appreciation. The investment objective of the Flexible U.S. High Yield Income Fund is to provide a high level of income on a risk-adjusted basis over a full market cycle. The investment objective of the Low Duration Fund is to protect capital and generate positive returns under most market conditions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the- counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statements of Assets and Liabilities.

Swap contracts, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board has adopted a Valuation Policy designating Muzinich & Co., Inc. (the “Adviser”) as the Funds’ Valuation Designee. Under Rule 2a-5, the Valuation Designee shall determine the fair value of securities for which readily available market quotes are not available in accordance with procedures approved by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Credit Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$203,708,797	$—	$203,708,797
U.S. Government Note/Bond	—	37,981,020	—	37,981,020
Foreign Government Note/ Bond	—	11,121,183	—	11,121,183
Bank Loans	—	6,286,747	—	6,286,747
Convertible Bonds	—	2,513,305	—	2,513,305
Foreign Government Agency Issue	—	1,096,112	—	1,096,112
Money Market Fund	3,507,679	—	—	3,507,679
Total Assets	$3,507,679	$262,707,164	$—	$266,214,843
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(1,513,917)	$—	$(1,513,917)
	$—	$(1,513,917)	$—	$(1,513,917)

[1]	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and are presented at the net unrealized appreciation/(depreciation) on the instruments.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

Flexible U.S. High Yield Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$34,396,677	$—	$34,396,677
Bank Loans	—	12,140,337	—	12,140,337
Money Market Fund	3,150,548	—	—	3,150,548
Total Assets	$3,150,548	$46,537,014	$—	$49,687,562

Low Duration Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$871,551,212	$—	$871,551,212
Foreign Government Note/Bond	—	85,186,883	—	85,186,883
Convertible Bonds	—	21,018,120	—	21,018,120
Foreign Government Agency Issue	—	9,813,682	—	9,813,682
Money Market Fund	3,816,132	—	—	3,816,132
Total Assets	$3,816,132	$987,569,897	$—	$991,386,029

Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(16,588,914)	$—	$(16,588,914)
	$—	$(16,588,914)	$—	$(16,588,914)
[1]	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and are presented at the net unrealized appreciation/(depreciation) on the instruments.

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Advisor, as the Funds’ Valuation Designee, oversees valuation techniques.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Funds may use derivatives in various ways. The Funds may, but are not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional value of forward foreign currency exchange contracts outstanding during the year ended December 31, 2023 for the Credit Opportunities Fund, and Low Duration Fund was $85,316,274, and $605,625,626, respectively. Forward foreign currency exchange contracts entered into during the year ended December 31, 2023 were with the U.S. Bank NA for the Credit Opportunities Fund, and the Low Duration Fund. The Credit Opportunities Fund’s average notional value when in use of exchange traded futures contracts outstanding during the year ended December 31, 2023 was $14,610,176 and were entered into with Morgan Stanley. The Credit Opportunities Fund entered into swap contract transactions with Bank of America N.A., Barclay Investments Ltd., BNP Paribas Brokerage Services Inc., Deutsche Bank Trust Co., Goldman Sachs & Co., and J.P. Morgan Chase during the year ended December 31, 2023, at an average transaction notional value of $8,250,000, $5,966,667, $7,510,714, $5,350,000, $6,025,000, and $8,200,000, respectively. The Low Duration Fund entered into swap contract transactions with Banc/America Secur.LLC Montgomey Div, Barclay Investments Ltd, Citigroup, and Merrill Lynch Inc. during the year ended December 31, 2023, at an average transaction notional value of $13,500,000, $3,515,500, $3,375,000, and $9,000,500, respectively.

The notional amount for forward foreign currency exchange contracts is calculated based on the currency being sold converted to U.S. dollars. The average notional amount for forward foreign currency exchange contracts is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The notional amount for swap contracts is the principal value. The average notional amounts are based on the notional amounts at each month end during the period for futures and the daily notional amounts for swaps.

The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and LiabilitiesFair values of derivative instruments as of December 31, 2023:

Credit Opportunities Fund

	Asset Derivatives as of December 31, 2023		Liability Derivatives as of December 31, 2023
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation on		Unrealized Depreciation on
Exchange Contracts	Forward Foreign Currency		Forward Foreign Currency
	Exchange Contracts	$65,575	Exchange Contracts	$1,579,492
		$65,575		$1,579,492
Credit Default –	Unrealized Appreciation on		Unrealized Depreciation on
Swap Contracts	Swap Contracts	$—	Swap Contracts	$—
		$—		$—
Low Duration Fund

	Asset Derivatives as of December 31, 2023		Liability Derivatives as of December 31, 2023
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation on		Unrealized Depreciation on
Exchange Contracts	Forward Foreign Currency		Forward Foreign Currency
	Exchange Contracts	$1,385,677	Exchange Contracts	$17,974,591
		$1,385,677		$17,974,591
Credit Default –	Unrealized Appreciation on		Unrealized Depreciation on
Swap Contracts	Swap Contracts	$—	Swap Contracts	$—
		$—		$—

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023:

Credit Opportunities Fund

	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign Currency	Net realized and unrealized
Exchange Contracts	gain (loss) on forward foreign
	currency exchange contracts	$(1,788,449)	$(323,473)

Credit Default –	Net realized and unrealized
Swap Contracts	gain (loss) on swap contracts	(456,343)	—

Futures Contracts	Net realized and unrealized
	gain (loss) on futures contracts	53,650	(313,227)
		$(2,191,142)	$(636,700)

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

Low Duration Fund

	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign Currency	Net realized and unrealized
Exchange Contracts	gain (loss) on forward foreign
	currency exchange contracts	$(13,470,724)	$6,060,022

Credit Default –	Net realized and unrealized
Swap Contracts	gain (loss) on swap contracts	(2,107,829)	775,024

Futures Contracts	Net realized and unrealized
	gain (loss) on futures contracts	(2,605,830)	(1,613,859)
		$(18,184,383)	$5,221,187

The Flexible U.S. High Yield Income Fund did not have derivatives activity during the year ended December 31, 2023.

B.
Swap Contracts. A swap, which may be a customized and privately negotiated agreement or a standardized and exchange- traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as applicable, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Funds from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well-established and relatively liquid. The Credit Opportunities Fund and Low Duration Fund had swap contracts activity during the year ended December 31, 2023. Realized and unrealized gains and losses are included in the Statements of Operations. The Flexible U.S. High Yield Income Fund did not have swap contracts activity during the year ended December 31, 2023.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange- imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Credit Opportunities Fund and Low Duration Fund had futures contracts activity during the year ended December 31, 2023. Realized and unrealized

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

gains and losses are included in the Statements of Operations. The Flexible U.S. High Yield Income Fund did not have futures contracts activity during the year ended December 31, 2023.

D.
Forward Foreign Currency Exchange Contracts. During the year ended December 31, 2023, the Credit Opportunities Fund and Low Duration Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. The Flexible U.S. High Yield Income Fund did not have forward foreign currency exchange contract activity during the year ended December 31, 2023.

E.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in “Change in net unrealized appreciation/depreciation on foreign currency translation” and “Net realized gain (loss) on foreign currency.” The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in “Change in net unrealized appreciation/depreciation on investments” and “Net realized gain (loss) on investments” as shown in the Statements of Operations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

As of December 31, 2023, the Credit Opportunities Fund, Flexible U.S. High Yield Income Fund, and Low Duration Fund, did not defer any post-October losses as of December 31, 2023.

As of December 31, 2023, the Funds had the following capital loss carryovers, which do not expire and retain their original character.

	Credit Opportunities Fund	Flexible U.S. High Yield Income Fund	Low Duration Fund
Short-Term Capital Loss Carryovers	$23,526,074	$1,140,618	$18,172,752
Long-Term Capital Loss Carryovers	9,549,093	2,238,817	31,125,044
Total	$33,075,167	$3,379,435	$49,297,796

As of December 31, 2023, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

H.
Distributions to Shareholders. Distributions to shareholders from net investment income for the Credit Opportunities Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net investment income for the Flexible U.S. High Yield Income Fund, and Low Duration Fund normally are declared and paid on a monthly basis. Distributions are recorded on the ex-dividend date. Distributions to shareholders from net realized gains for the Funds normally are declared and paid on an annual basis, if applicable.

I.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that each Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

M.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

N.
When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

O.
Deposits at Broker. Deposits at broker represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such deposits are excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on such deposits is recorded in “Other income” on the Statements of Operations, if applicable.

P.
Offsetting Agreements. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2023:

Credit Opportunities Fund
		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$65,575	$—	$65,575	$(65,575)	$—	$—
Liabilities
Forward foreign
currency exchange
contracts	1,579,492	—	1,579,492	(65,575)	—	1,513,917

Low Duration Fund
		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$1,385,677	$—	$1,385,677	$(1,385,677)	$—	$—
Liabilities
Forward foreign
currency exchange
contracts	17,974,591	—	17,974,591	(1,385,677)	—	16,588,914

The above forward foreign currency exchange contracts had Bank of New as their counterparty.

Q.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 202203 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on their financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

R.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, the following adjustments were made:

Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Credit Opportunities Fund	$—	$—
U.S. High Yield Fund	—	—
Low Duration Fund	—	—

For the year ended December 31, 2023, there were no adjustments made.

S.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee. For the Credit Opportunities Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. For the Flexible U.S. High Yield Income Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the Low Duration Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund. The investment advisory fees incurred by the Funds for the year ended December 31, 2023, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit total expenses to 0.60%, 0.58%, and 0.50% of the Credit Opportunities Fund’s, Flexible U.S. High Yield Income Fund’s, and Low Duration Fund’s average daily net assets, respectively. The Operating Expenses Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or Fund expenses absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amounts of fees waived and expenses absorbed by the Advisor during the year ended December 31, 2023, are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of December 31, 2023, the remaining cumulative amounts that may be recouped by the Advisor on behalf of the Funds are shown in the following tables. The Advisor may recapture a portion of the unreimbursed amounts no later than the dates as stated.

Expiration	Credit Opportunities Fund	Flexible U.S. High Yield Income Fund	Low Duration Fund
December 31, 2024	$759,811	$221,222	$453,932
December 31, 2025	666,995	233,047	596,208
December 31, 2026	486,807	247,658	838,624
Total	$1,913,613	$701,927	$1,888,764

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended December 31, 2023, are disclosed in the Statements of Operations.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Distribution Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution fees are paid by Supra Institutional or Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. As of December 31, 2023, Class A shares are not offered for the Flexible U.S. High Yield Income Fund and Low Duration Fund.

Pursuant to a Shareholder Service Plan adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Shareholder Service Plan, the Advisor may enter into shareholder service agreements with securities broker- dealers and other securities professionals who provide Shareholder Servicing Activities for their clients invested in the Funds. The shareholder servicing fees incurred by the Funds for the year ended December 31, 2023, are disclosed in the Statements of Operations. As of December 31, 2023, Class A shares are not offered for the Flexible U.S. High Yield Income Fund, and Low Duration Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$365,611,969	$405,168,935
Flexible U.S. High Yield Income Fund	39,315,421	26,674,266
Low Duration Fund	530,869,323	466,445,112

For the year ended December 31, 2023, the cost of purchases and proceeds from the sales and maturities of long-term U.S. Government obligations included in the above, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$136,520,622	$152,816,600

There were no purchases or sales/maturities of long-term U.S. Government securities for the Flexible U.S. High Yield Income Fund, and Low Duration Fund during the year ended December 31, 2023.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2023, and the year ended December 31, 2022, was as follows:

	Ordinary Income
	December 31, 2023	December 31, 2022
Credit Opportunities Fund	$11,151,062	$2,492,808
Flexible U.S. High Yield Income Fund	2,400,350	1,594,661
Low Duration Fund	48,879,002	15,860,634

	Long-Term Capital Gains[1]
	December 31, 2023	December 31, 2022
Credit Opportunities Fund	$—	$1,696,500
Flexible U.S. High Yield Income Fund	—	26,796
Low Duration Fund	—	14,601,590

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2023 (Continued)

The cost basis of investments for federal income tax purposes as of the most recent fiscal year ended December 31, 2023, was as follows:

	Credit	Flexible U.S.
	Opportunities	High Yield	Low
	Fund	Income Fund	Duration Fund
Cost of Investments	$260,285,114	$49,387,231	$971,842,289
Gross tax unrealized appreciation	9,904,838	982,072	33,637,648
Gross tax unrealized depreciation	(3,975,109)	(681,741)	(14,093,908)
Net tax unrealized appreciation (depreciation)	5,929,729	300,331	19,543,740
Undistributed ordinary income (loss)	1,989,759	18,946	1,105,814
Undistributed long-term capital gains (losses)	—	—	—
Total distributable earnings	1,989,759	18,946	1,105,814
Other distributable (accumulated) gains (losses)	(33,050,754)	(3,379,370)	(48,877,215)
Total distributable (accumulated) earnings (losses)	$(25,131,266)	$(3,060,093)	$(28,227,661)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Credit Opportunities Fund, Flexible U.S. High Yield Income Fund, and Low Duration Fund credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2023, are as follows:

Credit Opportunities Fund

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding when in use	—
Credit facility outstanding as of December 31, 2023	—
Average interest rate when in use	0.00%

Flexible U.S. High Yield Income Fund

Maximum available credit	$4,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding when in use	—
Credit facility outstanding as of December 31, 2023	—
Average interest rate when in use	0.00%

Low Duration Fund

Maximum available credit	$75,000,000
Largest amount outstanding on an individual day	10,657,000
Average daily loan outstanding when in use	1,699,933
Credit facility outstanding as of December 31, 2023	—
Average interest rate when in use	8.30%

Interest expense for the year ended December 31, 2023, is disclosed in the Statements of Operations, if applicable.

NOTE 7 – RISKS ASSOCIATED WITH THE DISCONTINUATION OF THE LONDON INTERBANK OFFERED RATE (“LIBOR”)

Several of the Funds invest in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these.

Muzinich Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muzinich Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Muzinich Credit Opportunities Fund, Muzinich Flexible U.S. High Yield Income Fund, and Muzinich Low Duration Fund (collectively, the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, service fees, and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 – December 31, 2023).

Actual Expenses

The “Actual” lines for each respective class of the following tables provide information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, Fund Services currently charges a $15.00 fee.  The Funds charge a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Credit Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023 [1]
Supra Institutional Class Actual	$1,000.00	$1,051.40	$3.12
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.17	$3.07

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023 [1]
Institutional Class Actual	$1,000.00	$1,051.40	$3.50
Hypothetical (5% annual return before taxes)	$1,000.00	$1,021.79	$3.45

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.60% and 0.67% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2023 (Unaudited) (Continued)

Flexible U.S. High Yield Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023 [2]
Supra Institutional Class Actual	$1,000.00	$1,052.40	$3.00
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.28	$2.96

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023 [2]
Institutional Class Actual	$1,000.00	$1,052.40	$2.98
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.30	$2.94

Low Duration Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/2023	12/31/2023	7/1/2023 – 12/31/2023 [3]
Supra Institutional Class Actual	$1,000.00	$1,049.40	$2.60
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.67	$2.56

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.58% and 0.58% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[3]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class shares were 0.50% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CREDIT FUND
MUZINICH LOW DURATION FUND

At a meeting held on August 17-18, 2023, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for each of the Muzinich Credit Opportunities Fund, the Muzinich U.S. High Yield Credit Fund and the Muzinich Low Duration Fund (each a “Fund,” and together, the “Funds”). At this meeting and at a prior meeting held on June 26, 2023, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2023. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Muzinich Credit Opportunities Fund, the Board noted that the Fund outperformed its Morningstar peer group average for the one- and five-year periods and underperformed for the three-year period. The Board also noted that the Fund outperformed the average of its Cohort for the one-year period and underperformed for the three- and five-year periods. The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, and five-year periods. The Board noted the Fund’s underperformance compared to the Advisor’s similarly managed account composite for the one-, three-, and five-year periods, noting that the difference was not significant.

For the Muzinich U.S. High Yield Credit Fund, the Board noted the Fund underperformed its Morningstar peer group average for the one- and three-year periods and outperformed for the five-year period. The Board also noted that the Fund underperformed the average of its Cohort for the one-, three- and five-year periods. The Board noted that the Fund underperformed its broad-based securities market benchmark for the one-year, three-year and five-year periods. The Board also noted the Fund’s underperformance compared to the Advisor’s similarly managed account composite for the one-year, three-year and five-year periods, noting that such differences were not significant.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Muzinich Low Duration Fund, the Board noted the Fund outperformed its Morningstar peer group average for the one-, three-, and five-year periods. The Board also noted that the Fund outperformed the average of its Cohort for the one-, three-, and five-year periods. The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year, three-year and five-year periods. The Board also noted the Fund’s outperformance compared to the Advisor’s similarly managed account composite for the one-year, three-year and five-year periods, noting that such differences were not significant.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Muzinich Credit Opportunities Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.60% for the Fund excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was below its peer group average. The Board noted that the Fund’s advisory fee was above its Cohort median and average  and its net expense ratio (less Rule 12b-1 fees) was at the Cohort median and above the average. The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Credit Opportunities Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich U.S. High Yield Credit Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.58% for the Fund excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Trustees also noted that the Fund’s net expense ratio was lower than the average of its peer group. The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than the median and average of its Cohort.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich U.S. High Yield Credit Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich Low Duration Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.50% for the Fund excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Trustees also noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was lower than its peer group average. The Board noted that the Fund’s advisory fee and net expense (less Rule 12b-1 fees) were lower than the median and average of its Cohort. The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Low Duration Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional material benefits derived by the Advisor from its relationship with the Funds, including Rule 12b-1 distribution fees for Class A Shares (which are not currently offered for any of the Funds) and particularly benefits to be received in exchange for shareholder servicing fees on Class A and Institutional Class shares paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Funds.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite Term;	Retired; Chair of the Governing	3	Independent Director,
(born 1955)		Since	Council, Independent Directors		Muzinich BDC, Inc.
c/o U.S. Bank		November 2018.	Council (since 2020); formerly,		(2019 to present);
Global Fund Services			President, owner of a registered		Independent Trustee
615 E. Michigan Street	Chairperson	Indefinite Term;	investment adviser, Productive Capital		for the William Blair
Milwaukee, WI 53202		Since	Management, Inc. (2010 to 2013);		Funds (2013 to
		February 2023.	formerly, Chief Administrative Officer,		present) (18 series).
Senior Vice President and Senior
Managing Director of Allegiant Asset
Management Company (merged with
PNC Capital Advisors, LLC in 2009);
formerly, Chief Administrative Officer,
Chief Compliance Officer and
Senior Vice President of PNC Funds
and PNC Advantage Funds
(f/k/a Allegiant Funds) (registered
investment companies).

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Growth Officer, Tidal Financial	3	Interested Trustee,
(born 1973)		Since	Group (2022 to present); Chief		Tidal ETF Trust II
c/o U.S. Bank		September 2011.	Executive Officer, Tidal ETF		(2022 to present)
Global Fund Services			Services LLC (2018 to present);		(7 series);
615 E. Michigan Street			formerly, Chief Operating Officer,		Independent Director,
Milwaukee, WI 53202			Direxion Funds (2013 to 2018);		Muzinich BDC, Inc.
			formerly, Senior Vice President		(2019 to present);
			and Chief Financial Officer (and		Interested Trustee,
			other positions), U.S. Bancorp		Tidal ETF Trust
			Fund Services, LLC (1997 to 2013).		(2018 to present)
(36 series); Former
Interested Trustee,
Direxion Funds
(22 series), Direxion
Shares ETF Trust
(112 series) and
Direxion Insurance
Trust (2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant; formerly, Executive Vice	3	Independent Director,
(born 1950)		Since	President, Investment Company		Muzinich BDC, Inc.
c/o U.S. Bank		May 1991.	Administration, LLC (mutual		(2019 to present);
Global Fund Services			fund administrator).		Independent Trustee,
615 E. Michigan Street					AMG Funds (1993 to
Milwaukee, WI 53202

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite Term;	Investment professional; formerly,	3	Board of Directors
(born 1966)		Since	Chief Executive and Chief		Member, Investment
c/o U.S. Bank		June 2020.	Investment Officer and various		Working Group, The
Global Fund Services			other positions, RidgeWorth		Ohio State University
615 E. Michigan Street			Investments, LLC (global investment		Endowments and
Milwaukee, WI 53202			management firm) (2006 to 2017);		Foundation (2016 to
			formerly, Chief Investment Officer		present); Board of
			Institutional Growth Equities,		Directors, World
			Eagle Asset Management		Methodist Council,
			(investment management firm);		Investment
			formerly Sr. Managing Director,		Committee (2018 to
			Growth Equities, Banc One		present); Independent
			Investment Advisors		Trustee, PNC Funds
			(investment management firm).		(2018 to 2019)
(32 series); Interested
Trustee, RidgeWorth
Funds (2014 to 2017)
(35 series).

Cynthia M. Fornelli	Trustee	Indefinite Term;	Independent Director of TriplePoint	3	Independent Director,
(born 1960)		Since	Venture Growth BDC Corp.		TriplePoint Private
c/o U.S. Bank		January 2022.	(2019 to present); Retired; formerly,		Venture Credit, Inc.
Global Fund Services			Executive Director of the Center for		(2020 to present).
615 E. Michigan Street			Audit Quality (2007-2019); formerly,
Milwaukee, WI 53202			Senior Vice President of Regulatory
Conflicts Management at Bank of
America (2005-2007); formerly,
Deputy Director, Division of
Investment Management with the
U.S. Securities and Exchange
Commission (1998-2005).

Officers of the Trust

Jason F. Hadler	President &	Indefinite Term;	Senior Vice President and Head of	Not	Not
(born 1975)	Principal	Since	Client Experience, U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank	Executive	September 2021.	Fund Services, since March 2022;
Global Fund Services	Officer		Senior Vice President and Head of
615 E. Michigan Street			Fund Services Fund Administration
Milwaukee, WI 53202			Department, U.S. Bank Global Fund
Services (December 2003-March 2022).

Carl G. Gee, Esq.	Secretary &	Indefinite Term;	Assistant Secretary of the Trust	Not	Not
(born 1990)	Vice	Since	(2020-2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank	President	February 2021.	President and Counsel, U.S. Bank
Global Fund Services			Global Fund Services since August 2016;
615 E. Michigan Street			Summer Associate, Husch Blackwell
Milwaukee, WI 53202			LLP (2015); Law Clerk, Brady
Corporation (global printing systems,
labels and safety products company)
(2014-2015).

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Treasurer &	Indefinite Term;	Assistant Treasurer of the Trust	Not	Not
(born 1985)	Vice	Since	(2016-2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank	President	December 2021.	President, U.S. Bank Global Fund
Global Fund Services			Services since November 2007.
615 E. Michigan Street
Milwaukee, WI 53202

Kyle J. Buscemi	Assistant	Indefinite Term;	Mutual Funds Administrator,	Not	Not
(born 1996)	Treasurer	Since	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank		June 2022.	since June 2018; Business
Global Fund Services			Administration Student, 2014-2018.
615 E. Michigan Street
Milwaukee, WI 53202

Kathryn E.	Assistant	Indefinite Term;	Mutual Funds Administrator,	Not	Not
LaPlante Johnson	Treasurer	Since	U.S. Bank Global Fund Services	Applicable.	Applicable.
(born 1998)		November 2023.	since June 2020; Business
c/o U.S. Bank			Administration Student, 2017-2021.
Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Gazala Khan	Chief	Indefinite Term;	Vice President and Compliance	Not	Not
(born 1969)	Compliance	Since	Officer, U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank	Officer	November 2022.	Services since July 2022; Chief
Global Fund Services			Compliance Officer Matthews Asia
615 E. Michigan Street	Anti-Money		Fund (May 2019-July 15, 2022);
Milwaukee, WI 53202	Laundering		Chief Compliance Officer GS Trust/VIT
	Officer		(June 2009-May 2019); Vice
President GSAM (May 2005-
June 2009); Staff Accountant, SEC
Office of Compliance Inspection
and Examination (1999-2005).

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Muzinich Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Credit Opportunities Fund	0.00%
Flexible U.S. High Yield Income Fund	0.00%
Low Duration Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2023, was as follows:

Credit Opportunities Fund	0.00%
Flexible U.S. High Yield Income Fund	0.00%
Low Duration Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(K)(2)(C) for the Funds were as follows:

Credit Opportunities Fund	0.00%
Flexible U.S. High Yield Income Fund	0.00%
Low Duration Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling toll-free 1-855-MUZINICH (1-855-689-4642).

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please  call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ website at www.muzinichusfunds.com.

Muzinich Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a brokerdealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York 10022

Distributor
QUASAR DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant,
and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Fund	Class	Symbol	CUSIP
Muzinich Credit Opportunities Fund	Supra Institutional Class	MZCSX	74316J532
	Institutional Class	MZCIX	74316J540

Muzinich Flexible U.S. High Yield Income Fund	Supra Institutional Class	MZHSX	74316J565
	Institutional Class	MZHIX	74316J573

Muzinich Low Duration Fund	Supra Institutional Class	MZLSX	74316P132

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$24,500	$24,025
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Muzinich Low Duration Fund

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$22,850	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Muzinich Flexible U.S. High Yield Income Fund

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$22,850	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    March 8, 2024

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    March 8, 2024

* Print the name and title of each signing officer under his or her signature.